EXHIBIT 10 (n)

(***) Indicates confidential material that has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

April 9, 2002	[GRAPHIC]	Hewlett-Packard Company
19111 Pruneridge Avenue
Cupertino, CA 95014

Mr. Ronald J. De Lange

Vice President and General Manager, OPENet

Lucent Technologies Inc.

101 Crawfords Corner Road

Holmdel, NJ 07733-3030

Re: Assignment Letter (“Assignment Letter”) for the Assignment of Certain Agreements for Strategic Cooperation (“SCA”) by and between Lucent Technologies Inc. (“Lucent”) and Hewlett-Packard Company (“HP”) effective June 24, 1999 and executed March 13, 2002; The Trademark License Agreement between Lucent HP effective June 24, 1999 and executed March 13, 2002; and all other Related Agreements as defined in Attachment A to this letter of assignment. All agreements set forth in Attachment A shall be referred to as (“Assigned Agreements”)

Dear Mr. De Lange:

Lucent has represented to HP that Lucent, pursuant to that certain letter of intent dated December 13, 2001, is in the process of divesting its Distributed Network Control Platform (“DNCP”) business division to DNCP Solutions, LLC (“Assignee”), an operating company of Platinum Equity, LLC (“Platinum”). Lucent hereby requests HP’s consent to the assignment of the Assigned Agreements and all of Lucent’s rights and obligations thereunder to Assignee on the condition that Assignee agrees in writing to assume all the terms and conditions in the Assigned Agreements via a separate letter agreement (“Letter Agreement”). A signed copy of such executed Letter Agreement is attached hereto to this Assignment Letter as Attachment B. Execution of the Letter Agreement is a condition precedent to HP executing this Assignment Letter and assigning the Assigned Agreements to Assignee.

In consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: By its signature, below, HP is providing its prior written consent to Lucent’s assignment of the Assigned Agreements to Assignee, effective as of the effective date of the divestiture of Lucent’s DNCP business division as set forth in a definitive purchase agreement to be executed between Lucent and DNCP Solutions, LLC.

By the signatures, below, the parties acknowledge and agree that each shall be released for all of its respective obligations to each other under the Assigned Agreements as of the Effective Date of Assignment, except with regard to: 1) those obligations which have accrued prior to the Effective Date of Assignment; and 2) Lucent’s obligations of confidentiality and adherence to U.S. Export Administration Laws and Regulations.

Please acknowledge your agreement with the terms of this Assignment Letter by executing each of the three (3) originals enclosed herewith, and returning two (2) fully executed original copies of this Assignment Letter to my attention via facsimile and overnight delivery.

Hewlett-Packard Company

By:	/s/ Scott Stallard

Printed Name: Scott Stallard.

Title:	VP & GM Business Systems and Technology Organization

Date: April 9, 2002.

Fax No: 408-447-4909.

Acknowledged and Agreed :

Lucent Technologies Inc.

By:	/s/ Ronald J. De Lange

Printed Name: Ronald J. De Lange.

Title: VP & GM OPENet.

Date: 4-29-02.

ATTACHMENT A

ASSIGNED AGREEMENTS

AGREEMENT FOR STRATEGIC COOPERATION BETWEEN LUCENT TECHNOLOGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 13, 2002.

TRADEMARK LICENSING AGREEMENT BETWEEN LUCENT TECHNOLOGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 13, 2002.

TECHNOLOGY FRAMEWORK AGREEMENT BETWEEN LUCENT TECHNOLOGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 13, 2002.

Appendix Al Technology Listing A-l for UNIX System and OSF Base Source Code, Source Documentation, and Object Code, effective June 24, 1999 and executed on March 18, 2002.

Technology Listing Appendix A2 Software License, effective June 24, 1999 and executed on March 20, 2002.

Appendix A3 Technology Listing A-3 for PA-RISC Test and Initialization Software, effective June 24, 1999 and executed on March 20, 2002.

Appendix A4 Technology Listing A-4 for MirrorDisk/UX Software, effective June 24, 1999 and executed on March 20, 2002.

Appendix A-6 Technology Listing A-6 for Read Only License for X.25 Source Code and Documentation, effective June 24, 1999 and executed on March 20, 2002.

Appendix A-7 Technology Listing A-7 for Read Only License for SNA Driver Source Code and Documentation, effective June 24, 1999 and executed on March 20, 2002.

COMMERCIAL FRAMEWORK AGREEMENT BY AND BETWEEN LUCENT TECHNOLGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 13, 2002.

APPENDIX 1-A TO THE COMMERCIAL FRAMEWORK AGREEMENT BY AND BETWEEN HP AND LUCENT TECHNOLOGIES, INC., PRODUCT AGREEMENT, effective June 24, 1999 and executed on March 13, 2002.

APPENDIX 1-A PRODUCT AGREEMENT, EXHIBIT 1: PA8600 PRODUCT LISTING, effective June 24, 1999 and executed on March 20, 2002.

APPENDIX 1-A PRODUCT AGREEMENT, EXHIBIT 2: PA80000 Product Listing, effective June 24, 1999 and executed on March 20, 2002.

APPENDIX 1-A PRODUCT AGREEMENT, EXHIBIT 3: PA8500 PRODUCT LISTING, effective June 24, 1999 and executed on March 20, 2002.

PRODUCT AGREEMENT APPENDIX 1-A, EXHIBIT 4 : PA71000 PRODUCT LISTING, effective June 24, 1999 and executed on March 20, 2002.

APPENDIX I-B OF THE COMMERCIAL FRAMEWORK AGREEMENT OBJECT CODE SOFTWARE LICENSE AGREEMENT BETWEEN LUCENT TECHNOLOGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 20, 2002.

ATTACHMENT B

LETTER AGREEMENT

[GRAPHIC]	Hewlett-Packard Company 19111 Pruneridge Avenue Cupertino, CA 95014

April 4, 2002

Mr. Habib Khoury

President, CEO

DNCP Solutions, LLC

959 Concord Street

Framingham, MA 01701

Re: Tri-lateral Letter Agreement (“Letter Agreement”) by and among Hewlett-Packard Company (“HP”), DNCP Solutions, LLC (“DNCP Solutions”), and Platinum Equity, LLC (“Platinum” or “Guarantor”)

Dear Mr. Khoury:

Lucent Technologies, Inc. (“Lucent”) has represented to HP that Lucent, pursuant to that certain letter of intent dated December 13, 2001, is in the process of divesting its Distributed Network Control Platform (“DNCP”) business division to DNCP Solutions, LLC, an operating company of Platinum. Lucent and HP have previously entered into certain agreements which are listed on Attachment A hereto (the “Assigned Agreements”). Lucent desires to assign the Assigned Agreements to DNCP Solutions concurrent with the sale of the DNCP business division to DNCP Solutions, and will obtain the prior written consent of HP in accordance with the terms and conditions of that certain letter agreement to be executed by and between Lucent and HP. DNCP Solutions understands and acknowledges that HP’s consent to the assignment is contingent upon DNCP Solutions and Platinum signing this Letter Agreement prior to HP’s consent to the assignment from Lucent to DNCP Solutions.

In consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

By its signature, below, DNCP Solutions acknowledges and agrees to the following conditions:

1) That DNCP Solutions agrees to assume all rights and obligations in the Assigned Agreements.

2) That Platinum hereby certifies that DNCP Solutions is a wholly owned subsidiary and that DNCP Solutions will be the sole assignee of the Assigned Agreements and all attendant rights and obligations. DNCP Solutions acknowledges and agrees that, in being so obligated, it cannot and will not share, view or expose HP’s intellectual property and confidential information (as defined in the various Assigned Agreements), to either Platinum or its other operating companies.

3) That the requirements and obligations contained in the Assigned Agreements between Lucent and HP that protect the confidentiality of HP’s intellectual property will be maintained by DNCP Solutions.

4) That, should DNCP Solutions fail to meet its financial or other contractual obligations to HP, Platinum shall act as Guarantor for DNCP Solutions’ financial obligations or otherwise ensure that DNCP Solutions’ obligations are met.

HP understands, acknowledges and agrees that the terms of paragraph 4 of this Letter Agreement are not to be interpreted to mean that Platinum is involved in the day-to-day management or operations at DNCP

Solutions rather, they are intended to address a breach of the Assigned Agreements by DNCP Solutions, should one occur.

Please acknowledge your agreement with the terms of this Letter Agreement by executing each of the four (4) originals enclosed herewith, and returning three (3) fully executed original copies of this Letter Agreement to my attention via facsimile and overnight delivery.

Hewlett-Packard Company

By:	/s/ Byron Ryono

Printed Name: Byron Ryono.
Title Director Strategic Alliances.
Date: April 4. 2002.
Fax No.: 408-447-4909.

DNCP Solutions, LLC		Platinum Equity, LLC

By:	/s/ Habib Khoury	By:	/s/ Mark Reader

Printed Name: Habib Khoury.		Printed Name: MR. MARK READER
Title: President, CEO.		Title: ASSISTANT TREASURER
Date: 4/5/02		Date: 4/8/02

ATTACHMENT A

ASSIGNED AGREEMENTS

AGREEMENT FOR STRATEGIC COOPERATION BETWEEN LUCENT TECHNOLOGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 13, 2002.

TRADEMARK LICENSING AGREEMENT BETWEEN LUCENT TECHNOLOGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 13, 2002.

TECHNOLOGY FRAMEWORK AGREEMENT BETWEEN LUCENT TECHNOLOGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 13, 2002.

Appendix A1 Technology Listing A-1 for UNIX System and OSF Base Source Code, Source Documentation, and Object Code, effective June 24, 1999 and executed on March 18, 2002.

Technology Listing Appendix A2 Software License, effective June 24, 1999 and executed on March 20, 2002.

Appendix A3 Technology Listing A-3 for PA-RISC Test and Initialization Software, effective June 24, 1999 and executed on March 20, 2002.

Appendix A4 Technology Listing A-4 for MirrorDisk/UX Software, effective June 24, 1999 and executed on March 20, 2002.

Appendix A-6 Technology Listing A-6 for Read Only License for X.25 Source Code and Documentation, effective June 24, 1999 and executed on March 20, 2002.

Appendix A-7 Technology Listing A-7 for Read Only License for SNA Driver Source Code and Documentation, effective June 24, 1999 and executed on March 20, 2002.

COMMERCIAL FRAMEWORK AGREEMENT BY AND BETWEEN LUCENT TECHNOLGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 13, 2002.

APPENDIX 1-A TO THE COMMERCIAL FRAMEWORK AGREEMENT BY AND BETWEEN HP AND LUCENT TECHNOLOGIES, INC., PRODUCT AGREEMENT, effective June 24, 1999 and executed on March 13, 2002.

APPENDIX 1-A PRODUCT AGREEMENT, EXHIBIT 1: PA8600 PRODUCT LISTING, effective June 24, 1999 and executed on March 20, 2002.

APPENDIX 1-A PRODUCT AGREEMENT, EXHIBIT 2: PA80000 Product Listing, effective June 24, 1999 and executed on March 20, 2002.

APPENDIX 1-A PRODUCT AGREEMENT, EXHIBIT 3: PA85OO PRODUCT LISTING, effective June 24, 1999 and executed on March 20, 2002.

PRODUCT AGREEMENT APPENDIX 1-A, EXHIBIT 4 : PA71000 PRODUCT LISTING, effective June 24, 1999 and executed on March 20, 2002.

APPENDIX I-B OF THE COMMERCIAL FRAMEWORK AGREEMENT OBJECT CODE SOFTWARE LICENSE AGREEMENT BETWEEN LUCENT TECHNOLOGIES, INC. AND HEWLETT-PACKARD COMPANY, effective June 24, 1999 and executed on March 20, 2002.

TECHNOLOGY FRAMEWORK AGREEMENT

between

LUCENT TECHNOLOGIES INC.

and

HEWLETT-PACKARD COMPANY

This Technology Framework Agreement (“Technology Framework”), effective as of June 24, 1999 (the “Effective Date”), is entered into between Lucent Technologies Inc. (“Lucent”), a Delaware corporation, having a place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and Hewlett-Packard Company, a Delaware corporation with principal offices at 3000 Hanover Street, Palo Alto, California 943034 U.S.A. (“HP”).

BACKGROUND

Lucent has adopted the PA-RISC architecture as its RISC architecture for its follow-on family of fault tolerant computer systems.

Lucent and HP will execute the Agreement for Strategic Cooperation (“SCA”) and the Commercial Framework Agreement (“CFA”).

Lucent and HP will explore certain technology arrangements relating to fault tolerant computer systems.

The specific terms under which any technology arrangement or license may be accomplished will be determined on a case-by-case basis and as specified in a relevant Technology Listing.

Stratus Computer Inc. and HP entered into a Technology Framework Agreement dated February 1, 1993. On subsequent occasions, appendices including Investigation Listings, Technology Listings and the like were added to the Technology Framework Agreement between Stratus Computer Inc. and HP. Ascend acquired substantially all of the assets of Stratus Computer Inc. on October 20, 1998.

Ascend Communications Inc. and HP entered into a technology framework agreement dated October 20, 1998. Appendices were also added to the technology framework agreement between Ascend Communications Inc. and HP. Lucent merged with and eventually acquired Ascend on or about June 24, 1999.

In consideration of the covenants and obligations set forth below, the parties agree as follows:

LUCENT HEREBY EXTINGUISHES, WAIVES AND OTHERWISE TERMINATES ANY AND ALL RIGHTS THAT LUCENT MAY HAVE AS ASSIGNEE, AS SUCCESSOR IN INTEREST, OR BASED ON ANY OTHER THEORY IN EQUITY OR LAW UNDER THE TECHNOLOGY FRAMEWORK AGREEMENT BETWEEN STRATUS COMPUTER INC. AND HP (INCLUDING ANY AND ALL APPENDICES AND INVESTIGATION LISTINGS AND TECHNOLOGY LISTINGS THEREOF), AND UNDER THE TECHNOLOGY FRAMEWORK AGREEMENT BETWEEN ASCEND COMMUNICATIONS INC. AND HP (INCLUDING ANY AND ALL APPENDICES AND INVESTIGATION LISTINGS AND TECHNOLOGY LISTINGS THEREOF).

LUCENT HEREBY EXTINGUISHES, RELEASES AND OTHERWISE TERMINATES ANY AND ALL OBLIGATIONS THAT HP MAY HAVE TO LUCENT AS ASSIGNEE, AS SUCCESSOR IN INTEREST, OR BASED ON ANY OTHER THEORY IN EQUITY OR LAW UNDER THE TECHNOLOGY FRAMEWORK AGREEMENT BETWEEN STRATUS COMPUTER INC. AND HP (INCLUDING ALL APPENDICES AND INVESTIGATION LISTINGS AND TECHNOLOGY LISTINGS THEREOF), AND UNDER THE TECHNOLOGY FRAMEWORK AGREEMENT BETWEEN ASCEND COMMUNICATIONS INC. AND HP

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(INCLUDING ANY AND ALL APPENDICES AND INVESTIGATION LISTINGS AND TECHNOLOGY LISTINGS THEREOF).

1.	OVERVIEW

1.1	Definitions.

In addition to the definitions incorporated from the Strategic Cooperation Agreement, the following additional terms are defined under this Technology Framework as follows:

1.1.1	“Chip Architecture” means that portion of the Precision Architecture that specifies the software interfaces to a CPU chip or chip-set and uses all of the PA-RISC Instruction Formats.

1.1.2	“Developed Work” means any technology, product, or information created under a Technology Listing, but does not include a Pre-Existing Work.

1.1.3	“Precision Architecture” means HP’s proprietary RISC computer system architecture that is a specification of the software interfaces to a computer system.

1.1.4	“Technology Listing(s)” means the individual appendices to this Technology Framework that describe each of the Technology Projects to be undertaken by the parties as well as the terms under which such Technology Project is to be completed.

1.1.5	“Technology Project” means any technology arrangement that is described in a Technology Listing.

1.2	Agreement Coordinators.

The parties designate the following persons as their coordinators for this Technology Framework (“Agreement Coordinators”):

Lucent: Sandy Hirschhorn                                 HP: Sam Khoo

The Agreement Coordinator for each party will act as an overall coordinator for receiving and submitting proposals and for other activities that may be performed under this Technology Framework.

A party may change its Agreement Coordinator (or any successor) upon written notice to the other.

1.3	Data Coordinators.

Each party will designate, in each Technology Listing, an individual to act as its Data Coordinator. Data Coordinators will be responsible for the disclosures of Restricted and/or Highly Restricted Information to be exchanged under a Technology Listing.

A party may change its Data Coordinator at any time by notifying the other and its Data Coordinator of such change in writing at the designated address of that Data Coordinator. Each party, through its Data Coordinator, may nominate one or more designees to act on its behalf for a particular meeting or for a series of meetings by giving a similar notification.

Disclosures of Restricted or Highly Restricted Information under this Technology Framework will

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be made by or under the supervision of the Data Coordinator of the disclosing party to the Data Coordinator of the receiving party.

Neither Data Coordinator is authorized to make changes to any provisions of this Technology Framework.

1.4	Addresses.

Unless otherwise stated in a Technology Listing, notices intended for Lucent concerning this Technology Framework will be provided to its Agreement Coordinator, addressed as follows:

Lucent:	Sandy Hirschhorn	HP:	Sam Khoo
	Vice President of Engineering		Alliance Manager
	Lucent Technologies Inc.		Hewlett-Packard Company
	55 Fairbanks Blvd.		19111 Pruneridge Ave., MS 44US
	Marlborough, MA 01752		Cupertino, CA 95014

	Phone: 508 486 2568		Phone: 408 447 5529
	Fax: 508 486 2126		Fax: 408 447 4909
	Email: SandyH@lucent.com		Email: sam_khoo@hp.com

Unless otherwise stated in a Technology Listing, notices intended for HP concerning this Technology Framework will be provided to its Agreement Coordinator, addressed as follows:

Hewlett-Packard Company

19111 Pruneridge Avenue, MS 44US

Cupertino, CA 95014

Attn: Mr. Sam Khoo

Phone: 408 447-5519

Fax: 408 447-4909

1.5	Levels of Authority Required to Authorize Actions by the Parties.

1.5.1	The parties may, from time to time, wish to amend this Technology Framework or add or amend Technology Listings. Changes will only be effective if in writing and signed by the appropriate level of authority of each party as described in Sections 1.5.2 or 1.5.3 below.

1.5.2	The authority of a Vice President or higher for HP and the authority an E-Level Manager for Lucent will be required to approve any changes to this Technology Framework.

1.5.3	Agreement Coordinators for Lucent and HP may mutually approve modifications of Technology Listings.

2.	TECHNOLOGY PROJECTS

2.1	If the parties determine to undertake any specific Technology Project, they will enter into a separate Technology Listing. Each Technology Listing will be mutually acceptable to Lucent and HP and attached, with a serially numbered reference, beginning with Appendix A-1, as an appendix to this Technology Framework. Each Technology Listing will include provisions that address, at a minimum, the following issues:

2.1.1	The scope of work to be undertaken;

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2.1.2	The deliverables that are to be provided, including any final Developed Work;

2.1.3	The specific obligations of the parties;

2.1.4	The delivery schedule for the deliverables;

2.1.5	The method of accepting and testing the Developed Work, as appropriate;

2.1.6	Any consulting activities to be provided;

2.1.7	The term of the Technology Project;

2.1.8	Project cost, if appropriate, and funding provisions, if any; and

2.1.9	The designated Data Coordinators.

3.	COMPENSATION AND RIGHTS

In addition to the terms listed in Section 2, each Technology Listing will include a description of the: (a) terms under which HP is to be compensated for its technology or related assistance and (b) scope of rights that each party will have with regard to the Developed Work, including which party will have title and ownership of the Developed Work and the scope of any licenses which either or both parties may have with regard to it.

4.	WARRANTY, DISCLAIMER, AND LIMITATION OF LIABILITY

4.1	Each party warrants that it has the legal right to grant the rights and licenses described herein or in any Technology Listing.

4.2	Each party warrants that each of its employees or consultants who will work on any Technology Project have entered into agreements under which such employees or consultants will assign or license all right, title, and interest in the Developed Work or any other technology, product, or information created under Technology Project to such party.

4.3	Neither party will transfer to the other any item of information to be transferred under any Technology Listing knowing that any valid copyright or trade secret rights of a third party would be infringed by the other’s use of that item of information.

4.4	Lucent and HP each acknowledge that the other has various patent licenses with third parties and that neither makes any representation or warranty that the other’s use of any Developed Work or any other item or information transferred under any Technology Listing will not infringe any patent rights of any third party.

EXCEPT AS OTHERWISE PROVIDED ABOVE OR AS PROVIDED IN A SPECIFIC TECHNOLOGY LISTING, NEITHER LUCENT NOR HP MAKES ANY WARRANTIES, EXPRESS OR IMPLIED REGARDING ANY DEVELOPED WORK OR ANY OTHER MATERIALS OR SERVICES THAT MAY BE PROVIDED UNDER ANY TECHNOLOGY LISTING. LUCENT AND HP SPECIFICALLY DISCLAIM THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

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NEITHER PARTY WILL BE RESPONSIBLE FOR INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES FOR BREACH OF THIS TECHNOLOGY FRAMEWORK OR ANY TECHNOLOGY LISTING (INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS OR OTHER COMMERCIAL LOSS) EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5.	TERM AND TERMINATION

5.1	Term. This Technology Framework will become effective upon the Effective Date and will remain in force until terminated.

5.2	Termination of Listings for Cause. Either Lucent or HP may terminate any Technology Listing upon the substantial breach of a material term of that Listing by the other. The terminating party will first give the other written notice of the alleged breach and a reasonable period of time, which will not be less than sixty (60) days, in which to cure the alleged breach. Unless specified in an Technology Listing, the termination of any Technology Listing will not terminate any other Technology Listing.

5.3	Termination of Framework Agreement. Either Lucent or HP may terminate this Technology Framework upon written notice to the other after all Technology Listings have expired or have been terminated.

5.4	Obligations that Survive Termination. Any obligation of confidentiality under this Technology Framework or any Technology Listing will survive termination or expiration of this Technology Framework or any such Technology Listing.

6.	MISCELLANEOUS

6.1	Incorporation of Terms into Listings. Unless otherwise provided in a specific Listing, the terms of this Technology Framework will be incorporated into each Technology Listing.

6.2	No Restriction to Deal with Other Parties. Neither party will have any commitment nor obligation to the other either to enter into further agreements or to refrain from dealing with any third party in any manner whatsoever.

6.3	Relationship of the Parties. The parties have not created any agency or partnership relationship between them by this Technology Framework or any Listings hereunder, and each party’s relationship to the other shall be as independent contractors.

6.4	Responsible Parties. Any Technology Project may be undertaken by a Subsidiary of a party, provided that an authorized representative of that Subsidiary executes the associated Technology Listing.

6.5	Taxes. Any payment made under this Technology Framework or any Technology Listing will be net of all sales, excise, and other like taxes.

6.6	Trademark Usage. Nothing contained in this Technology Framework will be construed as conferring any rights to either party to use in advertising, publicity or other marketing activities, any name, trade name, trademark, acronym, or other designation of the other, including any contraction, abbreviation, or simulation of any of the foregoing.

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IN WITNESS WHEREOF, each party has executed this Technology Framework by signature of a duly authorized representative.

LUCENT TECHNOLOGIES INC.		HEWLETT-PACKARD COMPANY

By:	/s/ Ronald J. Delange	By:	/s/ Scott Stallard

Name:	RONALD J. DELANGE	Name:	Scott Stallard
Title:	VP & GM, OPENET SOLUTIONS	Title:	GM & VP, Business Systems and Technology
Date:	1/9/02	Date:	3/13/02

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Appendix A-1

Technology Listing A-1

for

UNIX* System and OSF Based Source Code,

Source Documentation, and Object Code

This Technology Listing, effective as of June 24th, 1999 (“Effective Date”) is entered into between Lucent Technologies Inc. (“Lucent”), a Delaware corporation, having a place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974, and Hewlett-Packard Company (“HP”), a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California, 94304. Unless otherwise stated herein, this Technology Listing incorporates by reference each of the terms of the Technology Framework Agreement effective as of June 24, 1999 by Lucent and HP.

BACKGROUND

The parties have entered into a Technology Framework Agreement (“Technology Framework”) relating to the process for entering into various cooperative technology arrangements.

Lucent desires to port the HP-UX Operating System onto Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems.

HP is willing to provide Lucent with its HP-UX Operating System in source code form to allow Lucent to port the HP-UX Operating System onto Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems under the following terms and conditions.

It is the intent of HP to license Lucent to port the HP-UX Operating System onto Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems and to distribute the Ported Operating System in object code form with Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems.

Now, therefore, in consideration of the covenants and obligations set forth below, the parties agree as follows:

1.	DEFINITIONS

1.1.	ADDITIONAL DEFINITIONS

The following terms are defined for purposes only of this Technology Listing:

1.1.1.	“Pair-and-Spare Customers” means parties having Pair-and-Spare PA-RISC Based Fault Tolerant Computer System and authorized to receive software for Pair-and-Spare PA-RISC Based Fault Tolerant Computer System.

1.1.2.	“Base System” means the minimally configured operational fault tolerant computer system, as listed in Appendix A-1-E, which is orderable for each Computer System Family, and which includes memory, a hard disk drive and a console.

1.1.3.	“Computer System Family” means any one of the configurations of Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems listed in Appendix A-1-E, which are based on a common system chassis characterized by the maximum number of main logic boards.

1.1.4.	“CPU” means a central processing unit.

1.1.5.	“Derivative Work” has the same meaning in this Technology Listing as it does in the U.S. Copyright Act. As used in this Technology Listing the term “Derivative Work” means a work based upon one

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or more preexisting works owned by HP.

1.1.6.	“Developers Kit” means HP software tools, if any, provided to Lucent for use in porting the HP-UX Operating System to Pair-and-Spare PA-RISC Based Fault Tolerant Computer System. Appendix A-1-B provides a description of relevant items and documentation provided to Lucent.

1.1.7.	“Developers Kit Updates” means subsequent releases or revisions to the Developers Kit, if any, provided to Lucent, such as enhancements, modifications, or bug fixes to the Developers Kit.

1.1.8.	“Extrinsic Binary Files” means HP owned portions, if any, of the binary files and items as listed in Appendix A-1-D.

1.1.9.	“HP-UX Operating System” means the HP-UX 10.10, HP-UX 10.20, HP-UX 11.0 and HP-UX 11i v1.0 multiuser operating systems only for PA-RISC Processors, but excluding all third party owned software incorporated therein. Also excluded are any graphical user interface software, any compilers, associated software, and any other software customarily sold as separately orderable options. Appendix A-1-A includes a description of relevant items provided to Lucent.

1.1.10.	“HP-UX Operating System Updates” is limited to HP owned enhancements or modifications, if any, to the HP-UX 10.10, HP-UX 10.20, HP-UX 11.0 and/or HP-UX 11i v1.0 multiuser operating systems that are productized and generally released to all HP’s customers for use only on PA-RISC Processors; and such enhancements or modifications are further limited to those that HP chooses to make available to Lucent on a case by case basis, within HP’s sole discretion.

1.1.11.	“Licensed Extrinsic Binary Files” means Extrinsic Binary Files to be licensed to Lucent only under the terms of a separate written agreement between HP and Lucent. Notwithstanding anything else in this Technology Listing, HP grants no rights in the Extrinsic Binary Files under this Technology Listing.

1.1.12.	“Licensed Software” means the HP-UX Operating System and HP-UX Operating System Updates, Developers Kit and Developers Kit Updates.

1.1.13.	“Necessary Third Party License” means a license necessary to authorize a particular use or distribution of software.

1.1.14.	“Pair-and-Spare PA-RISC Based Fault Tolerant Computer System” means a member of Computer System Family where PA-RISC Processors operate with available backup PA-RISC Processors.

1.1.15.	“PA-RISC Processors” means the PA-7100, PA-8000, PA-8500 or PA-8600 HP PA-RISC Processors.

1.1.16.	“Ported Operating System” means an operating system derived from the HP-UX Operating System and ported by Lucent for operation only on Pair-and-Spare PA-RISC Based Fault Tolerant Computer System.

1.1.17.	“Source Documentation” means documentation (if any) related to the HP-UX Operating System in source code form. Appendix A-1-B includes a description of any relevant documentation provided to Lucent.

1.1.18.	“Technical Consulting” means consulting as listed in Appendix A-1-C.

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2.	OVERVIEW

HP has rights in certain software and in various modifications to and extensions of the UNIX* Operating System. This Technology Listing is a license of HP owned software and documentation. No purchase or sale is intended. In addition, this licensing is separate from any license to third party owned software such as the Caldera UNIX System source license and The Open Group source license, which Lucent must obtain when the code licensed hereunder is originated from code originally licensed from Caldera or The Open Group. Nothing in this Technology Listing in any way alters Lucent’s obligations to Caldera or The Open Group under license agreement(s) Lucent may have with SCO, OSF, or any other licenses which Lucent may have with any other third party.

*UNIX is a registered trademark in the United States and other countries, licensed exclusively through The Open Group.

2.1.	The following information is required by HP for verification of license rights, when appropriate:

Name of Lucent’s Source Code Administrator:

Dave Clough	Blue Offutt
408-559-5610	480-391-8569

CPU serial number where the HP-UX Operating System in source code form licensed hereunder will be installed:

2.1.1.	Lucent’s Computer System Number Chisel serial number 2140000420 (Rights for Read & Modify of the HP-UX Operating System) located at Lucent’s site at 2065 Hamilton AV. in San Jose, California with concurrent access thereto restricted to a maximum of fifty (50) authorized persons who are Lucent employees or Lucent contractors. Such authorized persons have access to the HP-UX Operating System and access to Lucent’s Computer System Number Chisel serial number 2140000420 only when they are located at Lucent’s site in San Jose, California.

2.1.2.	Lucent’s Computer System Number Lucent-SSE-AZ02 serial number 428533321 located at Lucent’s Sustaining Engineering site at Suite 120, 8901 E. Mountain View Ave., Scottsdale, Az.

2.1.2.1	Rights for Read & Modify of the HP-UX Operating System with concurrent access thereto is restricted to a maximum of fifty (50) authorized persons who are Lucent employees or Lucent contractors. Such authorized persons have access to the HP-UX Operating System and access to Lucent’s Computer System Number Lucent-SSE-AZ02 serial number 428533321only when they are located at Lucent’s Sustaining Engineering site in Scottsdale, Arizona.

2.1.2.2	Read Only rights for the HP-UX Operating System with concurrent access thereto is restricted to a maximum of fifty (50) authorized persons who are Lucent Customer Service employees or Lucent Customer Service contractors. Such authorized persons have access to the HP-UX Operating System and access to Lucent’s Computer System Number Lucent-SSE-AZ02 serial number 428533321 only when they are located at remote Lucent facilities.

2.1.3.	Lucent will ensure that all access to Lucent’s Computer Systems complies with standards that are at least as high as HP’s computer security standards for the HP Protected Software Product, and that are at least as high as Lucent’s own computer security standards for Lucent confidential information of a similar nature. Such standards include terms as in Appendix A-1-F.

2.2.	Revision number or version and platform of the HP-UX Operating System in source code form provided hereunder: HP-UX 10.10, HP-UX 10.20, HP-UX 11.0 and HP-UX 11i v1.0 multiuser operating systems only for PA-RISC Processors, and HP-UX Operating System Updates. For verification purposes, Lucent’s Third Party Licenses include the following:

Lucent’s SCO UNIX Source License Reference Number:

SOFT-00076

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Lucent’s SCO Supplement Number:

SUB-0076A

Lucent’s OSF Master Software License Agreement Number:

1287692

Type of OSF code:

OSF/1 Revision 3 version 1

Lucent’s Sun Microsystems NFS, ONC, and ONC+ Source and Object Code License is:

The Lucent/Sun Microsystems Agreement dated December 21,1987.

Lucent’s Veritas JFS Source and Object Code License is:

The Lucent/Veritas Agreement dated June 18, 1993.

3.	DATA COORDINATORS

3.1.	The parties designate the following persons as their Data Coordinators for this Technology Listing:

HP: Sam Khoo

Telephone: 408 447-5519

Fax No.: 408 447-4909

Lucent: Dave Clough

Telephone: 408-559-5610

Fax No.: Fax: 408-377-6148

3.1.1.	Each party shall advise the other party in writing of any successor or designee of the named Data Coordinator.

3.2.	Addresses.

3.2.1.	Unless otherwise stated in this Technology Listing, notices intended for HP concerning this Technology Listing shall be addressed as follows:

Sam Khoo

Hewlett-Packard Company

Business Systems and Technology Organization

19111 Pruneridge Avenue, MS 44-MD

Cupertino, CA 95014 U.S.A.

3.2.2.	Unless otherwise stated in this Technology Listing, notices intended for Lucent concerning this Technology Listing shall be addressed as follows:

Dave Clough

Lucent Technologies Inc.

2065 Hamilton Ave.

San Jose, Ca 95125

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4.	LICENSES

4.1.	ACKNOWLEDGMENT

Lucent acknowledges that it shall not use, reproduce, prepare a Derivative Work of, or distribute the HP-UX Operating System in any form or any portion of the HP-UX Operating System in any form except as permitted by licenses granted under this Technology Listing.

4.2.	HP OWNED SOURCE CODE AND SOURCE DOCUMENTATION

4.2.1.	Subject to Lucent paying the License Fees of Section 7.1, HP hereby grants and Lucent accepts a non-exclusive and non-transferable license to port (amend, enhance, extend, improve, and/or modify) the HP-UX Operating System and the HP-UX Operating System Updates only onto Pair-and-Spare PA-RISC Based Fault Tolerant Computer System in accordance with all of the restrictions contained in Section 4.3, and elsewhere in this Technology Listing.

4.2.2.	Subject to Lucent paying the License Fees of Section 7.1, HP hereby grants and Lucent accepts a non-exclusive and non-transferable license to use the HP Developers Kit and HP Developers Kit Updates in source code form and object code form to port the HP-UX Operating System and the HP-UX Operating System Updates onto Pair-and-Spare PA-RISC Based Fault Tolerant Computer System, in accordance with all of the restrictions contained in Section 4.3, and elsewhere in this Technology Listing.

4.2.3.	Subject to Lucent paying the License Fees of Section 7.1, HP hereby grants and Lucent accepts a non-exclusive, non-transferable, license to use one copy of each of the HP-UX Operating System and the HP-UX Operating System Updates in source code form on the one Lucent owned computer system as listed in Section 2.1.1, and an additional one copy of each of the HP-UX Operating System and the HP-UX Operating System Updates in source code form on the one Lucent owned computer system as listed in Section 2.1.2 each for maintenance purposes of the Ported Operating System, in accordance with all of the restrictions contained in Sections 2 and 4.3, and elsewhere in this Technology Listing.

4.2.4.	Subject to Lucent paying the License Fees of Section 7.1, HP hereby grants and Lucent accepts a non-exclusive, non-transferable license to use one copy of the HP Developers Kit and Developers Kit Updates in source code form and Source Documentation on the one Lucent owned computer system as listed in Section 2.1.1 only for maintenance purposes of the Ported Operating System, in accordance with all of the restrictions contained in Sections 2 and 4.3, and elsewhere in this Technology Listing.

4.3.	RESTRICTIONS

4.3.1.	Subject to the further restrictions herein, Lucent is limited to porting the HP-UX Operating System onto Pair-and-Spare PA-RISC Based Fault Tolerant Computer System, with no right to sublicense or re-license the HP-UX Operating System in source code form to others.

4.3.2.	Lucent acknowledges that it shall not prepare derivative works of or distribute the HP Developers Kit or Source Documentation in any form. Lucent shall not permit or enable any other party to use the HP Developers Kit or Source Documentation.

4.3.3.	Lucent hereby automatically grants HP a non-exclusive, royalty-free, worldwide license, with the right to sub-license under any and all of Lucent owned intellectual property rights in any and all modifications of the HP-UX Operating System made by Lucent, or requested by Lucent, for any version whatsoever of HP-UX incorporating such modifications in any form. Such license to HP shall survive any termination or expiration of this Technology Listing. In copies made by HP, if any, HP shall reproduce Lucent copyright notice in modifications owned by Lucent.

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4.3.4.	The HP-UX Operating System and Source Documentation furnished hereunder are proprietary and contain information confidential to HP. Lucent shall be bound to observe the proprietary and confidential nature thereof as provided herein.

4.3.5.	When required for Lucent’s use of the HP-UX Operating System in source code form, Lucent must own the appropriate version of the Caldera and The Open Group source license, but only for UNIX or The Open Group code or derived code incorporated into the HP-UX 10.10, HP-UX 10.20, HP-UX 11.0 and/or HP-UX 11i v1.0 multiuser operating systems. The HP-UX 10.10, HP-UX 10.20, HP-UX 11.0 and HP-UX 11i v1.0 multiuser operating systems are based upon Caldera’s UNIX System V. Release 3.1 (SVR 3.1) and The Open Group’s OSF/1. Version 1. Revision 3 (OSF/1 1.3).

4.3.6.	The various versions of HP-UX incorporate third party owned software that is licensed to HP, including software owned by Veritas Software Corporation (Veritas), software owned by SunSoft, Incorporated (SunSoft), which is a successor in interest to Sun Microsystems, and software owned by Mentat, Incorporated (Mentat). The Veritas owned software, the SunSoft owned software, the Mentat owned software and any derivatives thereof are so identified within the source code form of the various versions of HP-UX. This Technology Listing does not grant Lucent any rights in any third party owned software, such as the software owned by Veritas or SunSoft or Mentat or any derivatives thereof. Lucent shall provide HP with verification of Necessary Third Party License rights obtained by Lucent for use of any third party owned software incorporated in the various versions of HP-UX.

4.3.7.	From time to time, updates to various versions of HP-UX may incorporate additional third party owned software that is licensed to HP. Such additional third party owned software, if any, shall be identified within the source code form of the updates to the various versions of HP-UX. This Technology Listing does not grant Lucent any rights in any such additional third party owned software, or any derivatives thereof. Lucent shall provide HP with verification of Necessary Third Party License rights obtained by Lucent for use of any third party owned software incorporated in updates to the various versions of HP-UX.

4.4.	PORTED OPERATING SYSTEM IN OBJECT CODE FORM

4.4.1.	Under HP’s intellectual property rights in the Ported Operating System, HP grants to Lucent a non-exclusive, non-transferable, royalty-bearing license to link the Licensed Extrinsic Binary Files and the Ported Operating System in Object Code form for Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems

4.4.2.	Subject to Lucent paying the License Fees of Section 7.1 and fully complying with Section 4.4.5, HP grants to Lucent a worldwide, non-exclusive, non-transferable, royalty-bearing license, with right to sub-license, to reproduce (or have reproduced) and to distribute (or have distributed) to Pair-and- Spare Customers the Ported Operating System in Object Code form for Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems sold through direct or indirect sales channels.

4.4.3.	Lucent is not licensed under this Technology Listing to use HP-UX or any other mark of HP.

4.4.4.	Lucent may not sublicense or otherwise transfer the Ported Operating System, except the Ported Operating System in Object Code form as specifically provided under this Technology Listing.

4.4.5.	Lucent acknowledges and agrees that each copy of the Ported Operating System will meet all aspects of the specifications identified in the Trademark Licensing Agreement between Hewlett- Packard Company and Lucent Technologies Inc., dated June 24, 1999 and in Exhibit P thereof, entitled “Product Certification Requirements”.

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4.5.	RESTRICTIONS ON PAIR-AND-SPARE CUSTOMERS

4.5.1.	Lucent shall have no right under this Technology Listing to grant to Pair-and-Spare Customers the right to reproduce any copy of the Ported Operating System in Object Code form, except for the following limited rights.

4.5.1.1.	To reproduce for archival or backup purposes.

4.5.1.2.	To replace a defective copy.

4.5.1.3.	To make a specified number of copies authorized by Lucent in advance. For the purpose of calculating fees due HP under section 7.1, such authorized copies shall be deemed distributed when authorized.

4.5.2.	In jurisdictions that grant enforceable copyright protection to software (including software in Object Code form), Lucent may grant rights to Pair-and-Spare Customers for the Ported Operating System in Object Code form by using either a signed software license agreement or a sufficient Shrink-Wrap License Agreement. In all other jurisdictions HP agrees to allow Lucent to license the Ported Operating System in Object Code form using a written software license agreement signed by Pair-and-Spare Customer.

4.6.	U.S. GOVERNMENT LICENSES

4.6.1.	Lucent may grant a license for the Ported Operating System in Object Code form to the U.S. Government by utilizing:

4.6.1.1.	the Government Rights in Technical Data and Computer Software clauses as defined in Federal Acquisition Regulations 252.227-7013 or their successor provisions; or

4.6.1.2.	the applicable Restricted Rights Regulations for Department of Defense Government agencies; or

4.6.1.3.	provisions that are equivalent to the Restricted Rights Regulations in the case of non-Department of Defense Government agencies.

4.6.2.	Any license granted to the U.S. Government by Lucent shall include relevant terms and conditions at least as restrictive as those set forth in this Technology Listing.

5.	TITLE

No title to or ownership of the HP-UX Operating System (or updates thereto) in any form, or to the HP Developers Kit (or updates thereto) in any form, or to any Source Documentation furnished hereunder, or any portions of any of the foregoing is hereby transferred to Lucent. Lucent’s rights shall at all times be subject to the copyright and use restrictions contained in this Technology Listing. Any modifications or additions to the HP-UX Operating System (or updates thereto) or to the HP Developers Kit (or updates thereto) or Source Documentation made by Lucent shall not reduce HP’s rights.

6.	DELIVERABLES

6.1.	Two copies of the HP-UX Operating System in source code form. Appendix A-1-A provides a description of relevant files provided to Lucent.

6.2.	One copy of the HP Developers Kit, if any, in source code form and Source Documentation. Appendix A- 1-B provides a description of the HP Developers Kit provided to Lucent.

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6.3.	One copy of each of the HP-UX Operating System Updates, if any, and one copy of each of Updates to the HP Developers Kit, if any.

6.4.	All deliverables from HP are distributed on magnetic tape and are deemed accepted by Lucent upon distribution to the following address:

LUCENT TECHNOLOGIES INC.

2065 Hamilton Ave.

San Jose, CA, 95125

7.	LUCENT’S RIGHTS AND OBLIGATIONS

7.1	LICENSE FEES

7.1.1.	Lucent will pay to HP a one time fee of five hundred twenty five thousand dollars ($525,000) for three copies of each of the HP-UX Operating System Updates, if any, in source code form and Technical Consulting as listed in Appendix A-1-C. This payment will be made by Lucent as four quarterly payments of one hundred thirty one thousand and two hundred fifty dollars ($131,250) each due on January 31, 2002, April 30, 2002, July 31, 2002 and October 31, 2002. Lucent will make each payment to HP within thirty (30) days of when due.

7.1.2.	Beginning as of November 1, 2001, Lucent will pay to HP an annual developers kit fee of one hundred seventy thousand one hundred dollars ($170,100) for two copies of the HP Developers Kit and two copies of the HP Developers Kit Updates, if any, in source form. This payment will be made by Lucent as forty two thousand five hundred twenty five dollars ($42,525) due quarterly on the last days of April, July, October, and January, and each quarterly anniversary thereafter, during the term of this Technology Listing. Lucent will make each payment to HP within thirty (30) days of when due.

(For purposes of clarification, as of December 31, 2000, Lucent has paid fees due under Section 7.1.2. HP agrees there will be no fees due under Section 7.1.2 for the period January 1, 2001 to October 31, 2001. Lucent’s obligation to pay annual fees under Section 7.1.2 will resume on November 1, 2001. Lucent’s next quarterly payment under this Section shall be due January 31, 2002.)

7.1.3.

Lucent will pay to HP a royalty of one and one quarter percent (1.25%) of the list price of the Base System for each Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems distributed to Pair-and-Spare Customers with the Ported Operating System in Object Code form, or used internally by Lucent except for a maximum of one hundred (100) of Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems used internally by Lucent for development or demonstration purposes. Such royalty will be computed separately for a respective Base System of each unique Computer System Family distributed or used internally by Lucent. Royalties due to HP will be due quarterly on the last days of April, July, October, and January, and each quarterly anniversary thereafter, during the term of this Technology Listing Agreement. Lucent is solely responsible for paying royalties owing to third parties due to its distribution of third party software. If Lucent believes in good faith that all or substantially all of the HP-UX operating system software for PA-RISC is dedicated to the public domain, then Lucent may provide written notice of such claim to HP setting forth the basis for its belief. If upon receiving such notice, HP believes in good faith that Lucent’s basis for its belief is reasonable, then HP and Lucent will negotiate in good faith as to whether this section 7.1.3 may be amended, so that Lucent may cease accruing royalty obligations under this section 7.1.3 (or so that Lucent’s continuing accrual of royalty obligations under this section 7.1.3 may be discounted), while taking great account of the following in such negotiation:

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relevant copyrights; whether HP intends to dedicate all or substantially of the HP-UX operating system software for PA-RISC to the public domain; and whether HP has full power and authority to do so.

7.1.4.	Lucent shall keep true and accurate books showing all licenses granted and all internal uses of each copy of the Ported Operating System.

7.1.5.	Lucent agrees to make available such of its books as described in Section 7.1.3 for audit by HP or its designates no more frequently than once per calendar year upon reasonable notice in writing at any reasonable time during business hours, so that HP can verify that Lucent is fulfilling its obligations under this Technology Listing. HP will bear the expense of its auditor and Lucent will bear the expense of its representative for such audits. Should any payment be underpaid by at least five percent (5%), then Lucent shall pay the reasonable expense of such audit. Any underpayment discovered during such audit shall be promptly paid to HP.

7.1.6.	Lucent agrees that on or prior to thirty (30) days after either the end of each of Lucent’s fiscal quarters while this Technology Listing is in effect or upon HP’s request, Lucent will render to HP at its address set forth in this Section, a statement in writing signed by an authorized official of Lucent, setting forth sufficient itemized information from which HP or its auditor can clearly determine according to generally accepted accounting principles the amounts owed to HP and the basis on which such amounts have been calculated. Accordingly, Lucent will provide the following information of its books relating to Object Code licenses of the Ported Operating System:

a)	the order shipment date

b)	Base System model number

c)	quantity of each Base System model number

d)	Base System List Price

e)	Royalty and,

f)	the amounts owed to HP

7.1.7.	HP shall have the right to request an additional statement from Lucent at least once each fiscal year. Such statement shall include a listing of all of Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems currently under license, whether granted during the previous accrual period or earlier.

7.1.8.	Statements under this Technology Listing shall be made to:

Hewlett-Packard Company

HP Data Coordinator.

7.1.9. Payments

Statements sent to HP under this Technology Listing shall be accompanied by a purchase order for the total payment due as indicated in the statement. HP will then invoice Lucent for the payment due as indicated in the statement. Lucent will remit payment by check within 30 days of date of the invoice.

Lucent shall make all payments due under this Technology Listing by check payable to:

Hewlett-Packard Company

And sent to the address specified on the invoice.

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7.1.10.	Late Payments

For any payment made later than the appropriate payment date, Lucent shall pay HP a late fee of one and one-half percent (1.5%) of the amount paid late for each calendar month beyond the payment date. No late fee shall be assessed for payments made within one (1) month of the payment due date.

7.2.	SUPPORT

7.2.1.	HP does not provide any installation or training services for the HP-UX Operating System in source code form or the Source Documentation or the HP Developers Kit under this Technology Listing.

7.2.2.	HP training courses on the HP-UX operating system are available for an additional per student charge under terms of a separate agreement.

7.2.3.	HP shall have no obligation to provide support for any Lucent modifications of the HP-UX Operating System in any form, or the Ported Operating System in any form. Lucent will deliver all direct support of the Ported Operating System to Pair-and-Spare Customers.

7.3.	COPYRIGHT NOTICES

Lucent agrees that the HP-UX Operating System in source code form and Source Documentation shall not be copied except to replace a worn copy or for program error verification; nor may the source code be copied onto any media (e.g. magnetic tape, paper tape, disk memory cartridges, Read Only Memory, etc. ) for any other purpose without HP’s prior authorization. Any media containing authorized copies of the HP-UX Operating System in any form (except work-in-progress backup copies) shall have prominently displayed thereon the following notice:

“(c) Copyright 19**-**** HEWLETT-PACKARD COMPANY.

This media contains information which is proprietary to the Hewlett-Packard Company.”

**The actual date(s) given in each notice shall be the date(s) found on the HP-UX Operating System in source code form supplied by HP. In all printed matter, the “(c)” shall be a “c” in a real circle (“©”).

8.	CONFIDENTIALITY OBLIGATIONS

8.1.	All of the terms of Section 3 (Confidentiality Obligations) of the Strategic Cooperation Agreement between Lucent and HP effective as of June 24, 1999 are incorporated herein by reference.

8.2.	Lucent acknowledges that the Licensed Software in any form, and the Source Documentation, and any other materials supplied under this Technology Listing are an HP Protected Software Product.

8.3.	Except for the Ported Operating System in Object Code Form as specifically permitted in Section 4.4, Lucent shall hold all of the Protected Software Product supplied by HP under this Technology Listing in confidence in accordance with the terms of Section 3 (Confidentiality Obligations) of the Strategic Cooperation Agreement between Lucent and HP. Notwithstanding any statement in the Strategic Cooperation Agreement, the confidentiality provisions pertaining to any of the Protected Software Product in source code form shall continue indefinitely.

8.4.	Lucent will not use the HP Protected Software Product for any purpose other than for the purposes expressly stated in this Technology Listing and will not reproduce the Protected Software Product except as necessary to carry out the purposes of this Technology Listing.

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8.5.	Lucent’s confidentiality obligations of this Section shall survive any termination or expiration of this Technology Listing.

9.	DISCLAIMERS OF WARRANTIES

HP makes no express or implied warranty of any kind with regard to the HP-UX Operating System in any form furnished hereunder, and the HP-UX Operating System Updates, if any, and the HP Developers Kit, and Updates to the HP Developers Kit, if any, except for the HP-UX Operating System media used, which will be replaced if defective within thirty (30) days of receipt. HP does not warrant the accuracy or completeness of the Source Documentation.

HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE HP-UX OPERATING SYSTEM AND SOURCE DOCUMENTATION AND HP-UX OPERATING SYSTEM UPDATES, IF ANY, AND THE HP DEVELOPERS KIT AND UPDATES TO THE HP DEVELOPERS KIT, IF ANY, ARE PROVIDED “AS IS”.

10.	LIMITATION OF LIABILITY

10.1.	Lucent agrees that HP shall not be responsible for any loss or damage to Lucent, Pair-and-Spare Customers, or any third parties caused by failure of the HP-UX Operating System or Source Code Documentation or HP-UX Operating System Updates, if any, or HP Developers Kit, or Updates to the HP Developers Kit, if any, furnished hereunder to function.

10.2.	Lucent agrees that HP shall not be responsible for any loss or damage to Lucent, Pair-and-Spare Customers, or any third parties caused by failure of the Ported Operating System to function.

10.3.	HP SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY. LUCENT MAY BE ENTITLED TO SPECIFIC PERFORMANCE OR OTHER EQUITABLE REMEDIES AS MAY BE AWARDED BY A COURT OF COMPETENT JURISDICTION.

11.	TERM

11.1.	The term of this Technology Listing shall expire six (6) years from the Effective Date of this Technology Listing.

11.2.	Lucent’s obligations under Section 2, 4.3, 4.4.3, 4.4.5, 4.5, 7.1.3, 7.3, 8, 9, 10, 11, 12, 13 and Section 14 shall survive any expiration as in Section 11.1 or termination of this technology listing.

11.3.	So long as Lucent continues to fulfill its surviving obligations, Lucent’s license for maintenance purposes under Sections 4.2.2 and 4.2.3, and Lucent’s license to link under Section 4.4.1 and Lucent’s license to distribute object code under Section 4.4.2, each in accordance with all of the restrictions contained in Sections 2 and 4.2.3 and 4.2.4 and 4.3 and 4.4.1 and 4.4.2 and 4.4.5, and elsewhere in this Technology Listing shall survive expiration as in Section 11.1 only for a period time within ten (10) years after HP’s most recent delivery of an HP-UX Operating System Update to Lucent during the term of this Technology Listing.

11.4.

Notwithstanding anything else in this Technology Listing, HP shall not provide any HP-UX Operating System Updates, Developers Kit Updates, or Technical Consulting, and Lucent shall not have any rights to port (amend, enhance, extend, improve, and/or modify) any HP-UX Operating System

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Updates on the Pair-and-Spare PA-RISC Based Fault Tolerant Computer System at any time after expiration as in Section 11.1 or termination of this Technology Listing.

11.5.	NO REFUND

Termination of this Technology Listing shall not obligate HP to refund any amount paid to HP.

11.6.	Except for the HP-UX Operating System in source code form and the Ported Operating System in Object code form as specifically provided in Section 11.3, upon expiration as in Section 11.1 or termination of this Technology Listing, Lucent shall promptly return or destroy all materials (including tapes and printed matter) furnished by HP hereunder. No refunds will be granted for returned materials. Furthermore, except as provided under Section 11.3, Lucent shall destroy all copies of materials made by Lucent, including programs stored in computer memory and all derivative works in Lucent’s possession including but not limited to the HP-UX Operating System in source code form and Source Documentation and HP Developers Kit.

11.7.	TERMINATION FOR CAUSE BY HP

11.7.1.	HP may at any time, upon its election and in addition to any other available remedies, terminate this Technology Listing for cause upon Lucent’s substantial breach of a material term of this Technology Listing. HP shall first give Lucent written notice of the alleged breach and a period of not less than sixty (60) days in which to cure the alleged breach.

11.7.2.	Termination of Lucent’s UNIX System License, termination of Lucent’s OSF License, or termination of any other Necessary Third Party License shall be sufficient grounds for termination for cause by HP.

11.7.3.	Lucent shall reserve to itself in its agreement with Pair-and-Spare Customers a termination for cause right of equivalent scope to the right granted to HP in this Technology Listing. HP shall have no obligation to any of Pair-and-Spare Customers who are so terminated.

11.8.	TERMINATION FOR Lucent COMPUTER SECURITY BREACH

The access to Lucent’s Computer System Number Chisel serial number 2140000420 and to Lucent’s Computer System Number Lucent-SSE-AZ02 serial number 428533321 shall be subject to computer security standards that are at least as high as HP’s computer security standards for the HP Protected Software Product, and that are at least as high as Lucent’s own computer security standards for Lucent confidential information of a similar nature. HP may at any time, upon its election and in addition to any other available remedies, terminate this Technology Listing for cause upon Lucent’s substantial breach of a material term of the computer security standards agreement between HP and Lucent. HP shall first give Lucent written notice of the alleged breach and a period of not less than three (3) days in which to cure the alleged breach.

12.	NUCLEAR AND AVIATION APPLICATIONS

HP products including the HP-UX Operating System and other software are not specifically designed, manufactured or intended for sale as parts, components, or assemblies for the planning, construction, maintenance, operation or use of any nuclear facility nor for the flight, navigation, or communication of aircraft or ground support equipment. If Lucent uses HP products for these applications, or the Ported Operating System for these applications, Lucent agrees that HP is not liable, in whole or in part, for any claims or damages arising from such use and Lucent agrees to indemnify and hold HP harmless from any claims for loss, cost, damage, expense, or liability arising out of or in connection with the use and performance of HP’s products or the Ported Operating System in such nuclear or aviation applications.

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13.	EXPORT

Lucent shall adhere to the U.S. Export Administration Laws and Regulations, and shall not export or re-export any technical data or products from HP or the direct product of such technical data to any proscribed country listed in the U.S. Export Administration Regulations unless properly authorized by the U.S. Government.

14.	MISCELLANEOUS

14.1.	Under this Technology Listing, Lucent is restricted to using the HP-UX Operating System in source code form, the HP-UX Operating System Updates in source code form, the Developers Kit in source code form, and the Developers Kit Updates in source code form, only on the one Lucent owned computer system as listed in Section 2.1.1 and the one Lucent owned computer system as listed in Section 2.1.2.

14.2.	Lucent is not licensed under this Technology Listing to sublicense or otherwise transfer the HP-UX Operating System in source code form.

14.3.	Lucent may otherwise purchase standard HP products in binary form under sale and service terms to be negotiated in a separate agreement, if any.

14.4.	Entire Agreement

Except as otherwise provided herein, this Technology Listing sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merge all prior discussions between them related thereto. No conditions, definitions, warranties, understandings, or representations with respect to such subject matter other than as expressly provided herein will bind the parties.

IN WITNESS WHEREOF, each party has executed this Technology Listing by signature of a duly authorized representative.

LUCENT TECHNOLOGIES INC.		HEWLETT-PACKARD COMPANY

By:	/s/ Ronald J. Delange	By:	/s/ Mark Hudson

Name:	RONALD J. DELANGE	Name:	Mark Hudson
Title:	VP & GM, OPENET SOLUTIONS	Title:	Mktg Mgr
Date:	1/9/02	Date:	3/18/02

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Appendix A-1-A

The HP-UX Operating System licensed to Lucent excludes all third party owned software incorporated in the HP-UX 10.10, HP-UX 10.20, HP-UX 11.0 and HP-UX 11i v1.0 multiuser operating systems.

The HP-UX Operating System licensed to Lucent includes only HP owned portions of the HP-UX 10.10, HP-UX 10.20, HP-UX 11.0 or HP-UX 11i v1.0 multiuser operating systems.

Lucent is provided with any HP owned portions of software as described in the following table:

1. Provided in source code form with read and modify rights:

ac.c

asm_crash.s

asm_pfail.s

asm_tlb.s

asm_tlb2_0.s

asm_utl.s

asm_vm.s

btlb.c

btlb.h

clock.c

comm._utl.s

core_cdio.c

dev_config.c

dumpdev.c

gio_node.c

init_main.c

iodc_llio.s

iodc_prf.c

ipmc.c

locore.s

Lpmc.c

machdep.c

mp.c

mp.h

pa_cdio.c

pa_lvl1.c

pdk_callout.c

pfail.c

pm_callout.c

pm_config.c

pm_policy.c

pm_swtch.c

rdb_com.c

rdb_com_lan.c

rdb_mp.c

rm_common.c

scsi_ctl.c

soft_jntr.c

spl.h

subr_mcnt.c

trap.c

ufs_mchdep.c

14

vfs_bio.c

vm_alloc.c

vm_ioblk.c

vm_machdep.c

vm_machreg.c

vm_realmain32.c

vm_realmain64.c

wsio_cdio.c

wsio_util.c

2. Provided in source code form with Read-only right:

asio0.c

asm_rv.s

core_lasi.c

dump.c

genassym.c

ivt_icept.s

pm_clockint.c

scsi_disk.c

subr_prf.c

subr_time.c

toolbox. c

vm_sw.c

Product	Description
ACCOUNTING	System Accounting (resource usage)

CURSES-COLOR	COSE compliant Curses library

DISKQUOTA	Manages Disk resources

DISKLESS	NFS Diskless Client Support

INTERNATIONAL	Native Language Support related files

KEYSHELL	Shell program

LVM	Logical Volume Manager

MSDOS-UTILS	MSDOS-Utilities

OS-CORE	Base level HP-UX OS

PRINTER MGMT	Configure local and remote printers

PROGSUPPORT	General Programming Tools

SCSI-PASSTHRU	SCSI passthru driver for S800

SECURITYMON	Security features

15

SOE	Standards Operating Environment

SOURCE CONTROL	Source Control

SPELLING	Spelling

STREAMS	Streams framework

STREAMS TIO	Streams terminal IO

SYSTEMCOMM	Set of differential serial and network programs

TERMINALMNGR	Terminal Sessions Manager

TEXTEDITORS	Text Editors

TEXT FORMATTERS	Text Formatters

USERLICENSE	License level of HP-UX OS

UUCP	Unix to Unix Copy

INETSVCS	Networking Services such ftp, mailx, rcp, rlogin, telnet ...

MAILUTILITIES	User mail agents and related tools

NETWORKING	lanlink

SYSTEMADMIN	System Administration Manager

INSTALL	Install scripts 10.X and 11.X kernel

ISL	Initial System Loader

SW-DIST	Software Distributor

16

Appendix A-1-B

Developers Kit:

THOSE TOOLS, IF ANY, AS DETERMINED UNDER HP’s SOLE DISCRETION FOR EACH REVISION OF THE HP-UX OPERATING SYSTEM.

Source Documentation:

DOCUMENTATION, IF ANY, AS DETERMINED UNDER HP’s SOLE DISCRETION FOR EACH REVISION OF THE HP-UX OPERATING SYSTEM.

17

Appendix A-1-C

Technical Consulting

Within Technical Consulting, HP will provide technical expertise in the structure and design parameters of the HP-UX Operating system. Starting from January 1, 2001, Technical Consulting resource will be limited to one engineer day per month.

HP has agreed to provide the following items as part of this Technical Consulting:

a. Expert Consulting: This includes access to HP-UX technical documents, if any, which HP may choose to make available to Lucent on an as-needed basis. Also included is limited access to experts in the HP-UX Operating System for detailed questions and answers. Examples of areas of consulting are I/O subsystem of the HP-UX Operating System, PA-RISC related changes in the HP-UX Operating System, and 64-bit changes in the HP-UX Operating System.

b. The Point of Contact: for all of Lucent’s technical concerns, questions or requests pertaining to the HP-UX Operating System, HP will provide a single point of contact only for Lucent’s internal research and development organization.

18

Appendix A-1-D

Extrinsic Binary Files:

Accounting

AdvJournalFS

AudioSubsystem

CDE

Curses-Color

DCE-Contrib

DCE-Core

DCE-CoreAdmin

DCE-CoreTools

DFS-Core

DesktopConfig

DigitalVideo

DirectAccess

DiskQuota

Diskless

GraphicsCommon

GraphicsPEX5RT

HPUX-lnstall

ImagingSubsystem

Instantlgnite

IntegratedLogin

International

InternetSrvcs

JournalFS

KernDevKit

Keyshell

LSSERV

LVM

MSDOS-Utils

MailUtilities

NCSNCK

NFS

Networking

NonHP-Terminfo

OS-Core

PrinterMgmt

ProgSupport

SCSI-Passthru

SDF-Tools

SOE

SUPPORT-TOOLS

SW-DIST

SW-GETTOOLS

ScreenCapture

SecurityMon

SharedPrint

SourceControl

Spelling

Streams

Streams-TIO

SwitchOverUX

SystemAdmin

19

SystemComm

TerminalMngr

TextEditors

TextFormatters

UUCP

Upgrade

UserLicense

VME-Services

VT3K

VUE

VUEtoCDE

X11

X11BMS

20

Appendix A-1-E

Computer System Families and Base Systems

Lucent Model 4xx Computer System Family:

Base System model 412, priced at $67,560, contains duplexed PA-RISC Processors, 1GB of duplexed disk, and a base pedestal that contains a pair of PCI cages, each with one PCI interface card. Other members of the Lucent Model 4xx Computer System Family contain substitute PA-RISC Processors.

21

Appendix A-1-F

Computer Security Standards

Password Protection

Password protection is implemented at multiple levels. Password file and system administration is performed only by qualified Systems Management staff. Only Systems Management staff have superuser privilege on the production systems. All logins and unsuccessful superuser logins are logged.

Each user has a unique user identification (UID) on the systems. Industry standards on good choices for passwords are enforced. Password cracking programs are run against password files in order to aid enforcement. Users are required to change their passwords quarterly.

Dial-in lines have a second level of password protection. Station name authentication is required on ISDN lines.

GID protection

Persons having access to the HP-UX Operating System in source code form are members of the HP-UX group identification (GID). All source files are owned by that GID and access is denied to all other groups by standard UNIX file and directory permissions.

Firewalls

Firewalls are implemented on routers connecting to equipment external to the building. We filter UDP packets, effectively disallowing NFS access over dial in lines and WAN links. Firewalls are also implemented on communications equipment which connects the computer system to the outside world and the Internet.

Data Protection

Data backup and restore procedures are documented and tested. Most recent copies of data are shipped off-site at least monthly to provide protection from building disaster.

Physical Access

Entry to the buildings where the computer system is located is restricted to authorized personnel. Card key access is required or security guards are on-site during all off-hours. All data is proprietary information and all staff is instructed to handle data with extreme sensitivity to its confidential nature. Physical access to production systems is controlled.

Incidents

Policies and procedures are implemented to detect security incidents and report them to Systems Management and Security staff.

Remote Access

Remote sites within Lucent can only have read-only access to the HP-UX source.

No part of HP-UX can be copied to machines other than the machines with system numbers licensed to hold HP-UX source.

The machine holding the source code should has restricted access by known IP addresses only.

Acceptable user authentication must be used to allow remote logins on the machine.

22

All Defender requirements are satisfied.

Export Restrictions

Export restrictions apply to the encryption and DES source files in the HP-UX commands source code, these files are not accessible to anyone other than US citizens and US permanent residents.

23

TECHNOLOGY LISTING

Appendix A-2

SOFTWARE LICENSE

This Technology Listing Agreement (“Listing”), effective as of June 24, 1999 (“Effective Date”) is entered into between Lucent Technologies Inc. (“Lucent”), a Delaware corporation, having a place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974 and Hewlett-Packard Company (“HP”), a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California, 94304. Unless otherwise stated herein, this Technology Listing Agreement incorporates by reference each of the terms of the Technology Framework Agreement effective as of June 24, 1999 by Lucent and HP.

RECITALS

Whereas, Lucent has adopted the PA-RISC architecture;

Whereas, Lucent desires access to HP’s language products to customize those products for use with Lucent’s PA-RISC systems;

Whereas, HP is willing to grant Lucent access to certain of HP’s language products to allow Lucent to customize those language products for use with its PA-RISC systems;

Now, therefore, in consideration of the covenants and obligations set forth below, the parties agree as follows:

1	DEFINITIONS

In addition to the definitions incorporated from the Technology Framework, the following terms are defined for purposes of this Listing:

1.1 “End-User Documentation” means the documentation relating to a customer’s use of a computer program. HP End-User Documentation for the HP Language Products and HP Language Libraries (identified in Exhibits A and B) is identified in Exhibit F.

1.2 “HP Language Libraries” means the computer programs identified in Exhibit B as HP Language Libraries and internal design documentation. However, materials supplied to HP by third parties and incorporated into HP Language Libraries are not part of the HP Language Libraries. Lucent represents and warrants that it has obtained (or will obtain) the necessary third party licenses for such materials.

1.3 “HP Language Products” means the computer programs identified in Exhibit A in Source Code, Object Code, and Binary Code form. However, materials supplied to HP by third parties and incorporated into HP Language Products (for example, C++) are not part of the HP Language Products. Lucent represents and warrants that it has obtained (or will obtain) the necessary third party licenses for such materials.

1.4 “HP Software” means the HP Language Libraries, and the HP Language Products. However, materials supplied to HP by third parties and incorporated into HP Software are not part of the HP Software. Lucent represents and warrants that it has obtained (or will obtain) the necessary third party licenses for such materials.

1.5 “Internal Design Documentation” means documents containing information used to create or maintain HP Language Products or HP Language Libraries which may include internal details of product construction. HP Internal Design Documentation for the HP Language Products and HP Language Libraries (identified in Exhibits A and B) is identified in Exhibit E.

1.6 “Major Production Release” means the transfer of engineering responsibility for a major product release from a HP’s engineering organization to its manufacturing organization. The major product release is one made generally available to all of HP’s customers.

1.7 “Major Release” means a new version of a Lucent Integrated Software Product that contains significant new functionality or features and is accompanied by a release bulletin. Each Major Release shall be identified by the numeral(s) to the left of the decimal point, with the newer release having the larger numeral. For example, for any given Lucent Integrated Software Product, Major Release 3.0 is a more current version than Major Release 2.0.

1.8 “Processing Module” means a single, integrated operating unit consisting of at least a central processing unit, internal memory, intelligent controller(s), internal disk or tape unit, and internal power supply.

1.9 “Production Release” means the transfer of engineering responsibility for a product release from a party’s engineering organization to its manufacturing organization.

1.10 “Source Licensed Processor” means an individual Processing Module that is the subject of a Source Code license hereunder.

1.11 “Lucent Cross-Compilers” means a compiler incorporating portions of the HP Language Products or the HP Language Libraries that generates Object Code that can execute only on Lucent PA-RISC Systems.

1.12 “Lucent Initial Software Improvements” means the Lucent Software Improvements at the time of Lucent’s first Production Release of products based on or derived from HP Software.

1.13 “Lucent Integrated Software Products” means the Lucent software products incorporating portions of the HP Software or HP trade secret information, copyrighted material, and patented technology, except for Lucent Language Products and other software products incorporating HP trade secret information, copyrighted material, and patented technology solely through link- time resolutions to Lucent Language Libraries.

1.14 “Lucent Language Libraries” means the Lucent language libraries based on the HP Language Libraries or on libc.a.

1.15 “Lucent Language Products” means the Lucent software products that do not incorporate any HP trade secret information, copyrighted materials, or patented technology and are not derived from any HP Software. Lucent Language Products includes Lucent software products that only incorporate HP trade secret information or patented technology solely for the purpose of maintaining compatibility with HP’s PA-RISC run-time model.

1.16 “Lucent PA-RISC System” means a Lucent computer system based on a chip implementation of HP’s PA-RISC Chip Architecture or a modified version of such a computer system and using a Lucent operating system or a derivative thereof, whether such computer system is distributed directly or indirectly. Specifically excluded from the meaning of Lucent PA-RISC System is any computer system based on any processor implementation of a 64-bit enhanced mode architecture, such as implementations developed for the HP/Intel 64-bit enhanced mode architecture, and the like.

1.17 “Lucent Software Improvements” means (I) the software improvements that Lucent makes to the HP Software such as defect repairs, performance enhancements, SVID compliance, ELF or DWARF output formats, enhancements to create cross-compilers, whether incorporated into the HP Language Products or separate therefrom and (ii) the software improvements that Lucent makes to those portions of the HP Software incorporated into other Lucent software products.

1.18 “Update” means a Major Production Release of an HP Language Product or HP Language Library provided to Lucent by HP only after its release, and such Updates are further limited to those that HP chooses to make available to Lucent on a case by case basis, within HP’s sole discretion. Any Update provided to Lucent shall be in export from ClearCase format. An Update may correspond to a new implementation of HP’s PA-RISC Chip Architecture.

1.19 “Upgrade” means the transfer by a Lucent Customer of a Lucent Integrated Software Product from a then currently licensed Lucent PA-RISC System to a different model Lucent PA-RISC System and for which transfer Lucent generally charges it customers or receives an additional license fee.

2	DATA AND AGREEMENT COORDINATORS

2.1 Data Coordinators

The parties designate the following persons as their Data Coordinators for this Listing:

Lucent:	Blue Offutt

HP:	Mark Williams

2.2 Agreement Coordinators

Lucent:	Blue Offutt Lucent Technologies 8901 E. Mountain View Ave., Suite 120 Scottsdale, AZ 85258

HP:	Mark Williams HEWLETT-PACKARD COMPANY 19111 Pruneridge Avenue, MS 44 MD Cupertino, CA 95014 U.S.A.

3	DELIVERY

3.1 Delivery of HP Software

3.1.1 Lucent acknowledges and agrees that the HP Software has been delivered and accepted prior to September 30, 1998. For the period beginning September 30, 1998, HP will not deliver any additional HP Software under this Listing.

3.1.2 Lucent acknowledges that HP may include third party software in HP Software and that Lucent is responsible for obtaining any required third party licenses in order to obtain access to that HP Software. When HP knows that it will include third party software in the HP Software, HP will notify Lucent of the inclusion of such third party software.

3.2 Delivery of Updates.

3.2.1 Lucent acknowledges and agrees that the Updates have been delivered and accepted prior to September 30, 1998. For the period beginning September 30, 1998, HP shall have no obligation to provide any additional Updates under this Listing.

3.2.2 Lucent acknowledges that HP may include third party software in any Update and that Lucent is responsible for obtaining any required third party licenses in order to obtain access to that Update. When HP knows that it will include third party software in an Update, HP will notify Lucent of the inclusion of such third party software.

3.2.3 Notwithstanding anything herein to the contrary, HP shall have no obligation to provide any Update if third party software is incorporated into that Update and HP does not have the rights to disclose such third party software to Lucent.

3.3 Delivery of HP Internal Design Documentation

3.3.1 Lucent acknowledges and agrees that the HP Internal Design Documentation has been delivered and accepted prior to September 30, 1998. For the period beginning September 30, 1998, HP shall have no obligation to provide any additional HP Internal Design Documentation under this Listing.

3.4 Delivery of Lucent Software Improvements.

3.4.1 HP acknowledges and agrees that the Lucent Initial Software Improvements and the Lucent Software Improvements have been delivered and accepted prior to September 30, 1998.

For the period beginning September 30, 1998 and extending thereafter, Lucent will not develop any additional Lucent Software Improvements under this Listing, except as necessary to repair defects which may be discovered after that date.

3.4.2 Any Source Code form of a Lucent Integrated Software Product shall be delivered on magnetic media in a tar format unless otherwise agreed.

3.4.3 Lucent represents and warrants that it will not knowingly incorporate any third party intellectual property in the Lucent Initial Software Improvements. If Lucent becomes aware of any such third party intellectual property, then Lucent will obtain from the owner any rights necessary to enable Lucent to comply with this Listing.

3.4.4 HP acknowledges that Lucent may include third party software in any Lucent Software Improvement other than Lucent Initial Software Improvements and that HP is responsible for obtaining any required third party licenses in order to obtain access to that Improvement. When Lucent knows that it will include third party software in an Improvement, Lucent will notify HP of the inclusion of such third party software.

3.5 Delivery of Lucent Internal Design Documentation

3.5.1 Lucent has delivered to HP one (1) copy of the Internal Design Documentation for the Lucent Software Improvements.

3.5.2 Lucent’s Internal Design Documentation shall be the same documentation, if any, as is available to Lucent’s own engineers designing and maintaining the corresponding software. The documentation may contain errors. Lucent has no obligation to modify any Internal Design Documentation or to correct errors present in any Internal Design Documentation.

3.6 Delivery of End-User Documentation.

3.6.1 Each party shall provide the other with the end-user documentation that such party has the right to license to the other for software licensed hereunder as soon as practicable after the time of delivery of such software. Such end-user documentation may contain errors. Neither party shall have any obligation to modify any end-user documentation or correct errors present in any such documentation.

3.6.2 Such end-user documentation shall be provided by HP in SGML format, or other format chosen by HP. Such documentation shall be provided by Lucent in SGML format, unless otherwise agreed.

3.7 Lucent Responsibility

3.7.1 Lucent assumes all risks and responsibility for developing Lucent Integrated Software Products based on any HP Software, including HP Language Products, HP Language Libraries, or any Update thereto.

3.7.2 Lucent acknowledges that if modules are not delivered due to third party restrictions, the remaining modules may not build a functional software product.

3.8 HP Support.

HP shall have no obligation to provide any consultation, installation, training or support services for any materials provided to Lucent under this Listing.

4	LICENSE OF SOFTWARE PRODUCTS

4.1 Grant by HP.

4.1.1 HP hereby grants and Lucent accepts a non-exclusive and non-transferable right to reproduce the HP Software in Source Code form and to use, to modify only for defect repairs, and compile the HP Software in any way for Lucent’s internal use in designing Lucent products on Source Licensed Processors located internal to Lucent’s US support facility in one US site listed in Paragraph 2.2 and used solely for Lucent internal support purposes.

4.1.2 HP hereby grants and Lucent accepts a non-exclusive and non-transferable right to use, reproduce, and modify only for defect repairs the HP Language Products, the HP Language Libraries, and libc.a only to support

Lucent Integrated Software Products and to distribute such Lucent Integrated Software Products in Binary Code form only to its customers either directly or indirectly through resellers for use on Lucent PA-RISC Systems.

4.1.3 HP hereby grants and Lucent accepts a non-exclusive and non-transferable right to reproduce and modify only for defect repairs the HP Language Libraries and libc.a only to support Lucent Language Libraries and to distribute such Lucent Language Libraries in Object Code form, either directly or indirectly through resellers.

4.1.4 HP hereby grants and Lucent accepts a non-exclusive and non-transferable right to use, reproduce, and modify only for defect repairs the HP Language Products and HP Language Libraries only to support Lucent Cross-Compilers and to distribute such Lucent Cross-Compilers in Binary Code form only to its customers either directly or indirectly through resellers, subject to the limitations in Paragraph 4.9.

4.1.5 HP hereby grants and Lucent accepts a non-exclusive and non-transferable right to use, on any Lucent internal system, and to reproduce and modify only for defect repairs the HP Software to generate Object Code and Binary Code software for use on Lucent PA-RISC Systems only, for Lucent internal purposes, including but not limited to, customer training, support, demonstration, and benchmarks.

4.1.6 HP hereby grants and Lucent accepts a non-exclusive and non-transferable right to use, reproduce, and modify only for defect repairs the HP Internal Design Documentation only to support Lucent Internal Design Documentation for Lucent Integrated Software Products.

4.1.7 HP hereby grants and Lucent accepts a non-exclusive and non-transferable right to use, reproduce, and modify only for defect repairs the HP End-User Documentation only to support Lucent End-User Documentation for Lucent Integrated Software Products and to distribute such Lucent End-User Documentation. HP hereby grants and Lucent accepts a right to sublicense licensees of Lucent Integrated Software Products to modify only for defect repairs and reproduce the HP End-User Documentation for use with such Lucent Integrated Software Products.

4.2 Grant by Lucent

4.2.1 Lucent hereby grants and HP accepts a non-exclusive and non-transferable right, with the right to sublicense, to use, reproduce, modify, and distribute (i) the Lucent Software Improvements made prior to September 30, 1998, and (ii) any Lucent modifications made under Paragraph 4.1.

4.2.2 Lucent hereby grants and HP accepts a non-exclusive right to use, reproduce, and modify (i) the Lucent Internal Design Documentation which has been delivered to HP prior to September 30, 1998, and (ii) any Lucent documentation of modifications made under Paragraph 4.1.

4.2.3 Lucent hereby grants and HP accepts a non-exclusive right to use, reproduce, and modify (i) the Lucent End-User Documentation which has been delivered to HP prior to September 30, 1998, and (ii) any Lucent documentation of modifications made under Paragraph 4.1, to develop HP End-User Documentation for its products and to distribute such HP End-User Documentation. Lucent hereby grants and HP accepts a right to sublicense licensees of HP software programs incorporating Lucent Software Improvements to modify and reproduce the Lucent End-User Documentation for use with such HP software programs.

4.3 Lucent Copyright Notices

4.3.1 Except as authorized by Paragraphs 4.1.1, 4.1.2, 4.1.3, 4.1.4 and 4.1.5 Lucent agrees that the HP Software shall not be copied except to replace a worn copy or for program error verification or for archival purposes; nor may they be copied onto any media (e.g. magnetic tape, paper tape, disc memory cartridges, Read Only Memory, etc.) for any other purpose without HP’s prior written authorization.

4.3.2 Lucent may not delete any copyright or other proprietary notice on any copy of the HP Software. Lucent shall include an HP copyright notice on any copy of a Lucent Integrated Software Product.

4.3.3 The media containing such authorized copies of HP Software and Lucent Integrated Software Products in Binary or Object Code form shall have prominently displayed thereon the following notice:

“(c) Copyright 19** - **** HEWLETT-PACKARD COMPANY. All rights reserved. This media contains information which is proprietary and confidential to the Hewlett-Packard Company. It is not to be disclosed to anyone outside this organization.”

** The actual date(s) given in each notice shall be the date(s) found on the software supplied by HP.

In all printed matter, the “(c)” shall be a “c” in a real circle. Lucent shall place the notice set forth above on all media containing HP Software or documentation therefor.

4.3.4 The media containing such authorized copies of HP Software and Lucent Integrated Software Products in Source Code form shall have prominently displayed thereon the following notice:

“(c) Copyright 19** - **** HEWLETT-PACKARD COMPANY. All rights reserved. This media contains information which is proprietary and confidential to the Hewlett-Packard Company. It is not to be disclosed to anyone other than those authorized in the written agreement between Lucent and HP.”

** The actual date(s) given in each notice shall be the date(s) found on the software supplied by HP.

4.4 HP Copyright Notices.

4.4.1 Except as authorized by Paragraphs 4.2.1, 4.2.2 and 4.2.3, HP agrees that the Lucent Software Improvements shall not be copied except to replace a worn copy or for program error verification or for archival purposes; nor may they be copied onto any media (e.g. magnetic tape, paper tape, disc memory cartridges, Read Only Memory, etc.) for any other purpose without Lucent’s prior written authorization.

4.4.2 HP shall, at its expense, either maintain or replace the Lucent copyright and/or other proprietary notice on Lucent Software Improvements and Lucent Internal Design Documentation. If HP elects to replace Lucent’s copyright notice, HP shall include an HP copyright notice on any copy of the Lucent Software Improvements and Lucent Internal Design Documentation in such a manner and form so as to preserve Lucent’s copyright interests therein.

4.5 Required System.

Except as authorized in Paragraphs 4.1.1 and 4.1.4, Lucent Integrated Software Products and other Lucent software products that only incorporate HP trade secret information or patented technology solely for the purpose of maintaining compatibility with HP’s PA-RISC run-time model must be used only on a Lucent PA-RISC System.

4.6 Limitations on Right to Modify HP Intellectual Property.

4.6.1 Lucent agrees that the Lucent Integrated Software Products will initially conform to HP’s PA-RISC run-time model including HP’s PA-RISC register usage, stack direction, virtual memory layout, procedure calling conventions, and position independent code. If Lucent chooses to continue to adhere to HP’s PA-RISC run-time model for its Lucent Integrated Software Products, Lucent agrees that it will use reasonable efforts to conform to that model and will consult with HP prior to diverging from HP’s PA-RISC run-time model.

4.6.2 Lucent agrees that, to the extent reasonably possible, it will use HP’s language technology in developing system-dependent attributes of Lucent’s SVR4 ELF implementation of PA-RISC, including (I) extensions to data structures, (ii) processor specific attributes including object file types, symbol types, section names, section types, and section indices, and (iii) relocation entries.

4.7 Limitations on Use of HP Intellectual Property.

4.7.1 Lucent represents and warrants that (except as expressly provided in Paragraph 1.15 “Lucent Language Products”), it will not knowingly incorporate any HP intellectual property into Lucent Language Products.

4.7.2 Except as expressly provided in Paragraph 1.15 “Lucent Language Products”, if Lucent intentionally or inadvertently incorporates or uses any HP trade secrets, copyrighted material, or patented technology in the design of Lucent software products, such products shall, as long as such HP trade secrets, copyrighted material or patented technology remains in such Lucent Products, be deemed as Lucent Integrated Software Products.

4.8 Limitations on Right to Reproduce.

Except as authorized by Paragraph 4.1.1, no right is hereby granted to reproduce or use the HP Software in Source Code form. Except as authorized by Paragraphs 4.1.2, 4.1.3, 4.1.4, and 4.1.5, no right is hereby granted to reproduce and distribute the HP Software in Binary or Object Code form. Except as authorized by Paragraphs 4.1.6 and 4.1.7, no right is hereby granted to reproduce, use, and distribute End-User Documentation and Internal Design Documentation for the HP Software.

4.9 Right to Distribute Lucent Cross-Compilers.

4.9.1 Lucent may loan, for a period up to six (6) months, Lucent Cross-Compilers in Binary Code form to an independent software vendor or a Lucent customer porting to Lucent PA-RISC Systems.

4.9.2 Lucent may sell Lucent Cross-Compilers in Binary Code form to independent software vendors or Lucent customers porting to Lucent PA-RISC Systems, provided the host system is a system manufactured or distributed by Lucent or other PA-RISC system vendors.

5	TITLE.

5.1 HP Software.

No title to or ownership of any HP Software in any form furnished hereunder or any of its parts, is hereby transferred to Lucent. Lucent’s rights shall at all times be subject to the copyright and use restrictions contained in this Listing. Any modifications or additions to the Source Code or documentation made by Lucent shall not reduce HP’s rights.

5.2 Lucent Language Products.

No title to or ownership of any Lucent Language Products in any form furnished hereunder or any of its parts, is hereby transferred to HP.

5.3 Lucent Software Improvements.

No title to or ownership of any Lucent Software Improvements in any form furnished hereunder or any of its parts, is hereby transferred to HP. HP’s rights shall at all times be subject to the copyright and use restrictions contained in this Listing. Any modifications or additions to the Source Code or documentation made by HP shall not reduce Lucent’s rights.

5.4 No Obligation to incorporate improvements.

HP is not obligated to incorporate any Lucent Improvement into any HP product. Lucent is not obligated to incorporate any HP Software including any HP Language Product, HP Language Library, or Update thereto into any Lucent product.

5.5 Third Party Software.

5.5.1 Lucent acknowledges that portions of the HP Software may be licensed to HP by third parties. In addition, Lucent acknowledges that the above licenses shall be subject to all sublicensing restrictions established by any such third party having an intellectual property interest in the HP Software. Lucent agrees that any such third party is entitled to enforce its rights to prevent the infringement of its copyrights and violations of the licenses provided hereunder.

5.5.2 HP acknowledges that portions of the Lucent Software Improvements after the initial delivery may be licensed to Lucent by third parties. In addition, HP acknowledges that the above licenses shall be subject to all sublicensing restrictions established by any such third party having an intellectual property interest in the Lucent Software Improvements. HP agrees that any such third party is entitled to enforce its rights to prevent the infringement of its copyrights and violations of the licenses provided hereunder.

5.6 Licenses to Third Party Software.

5.6.1 Before delivery of HP Software or Updates to Lucent, Lucent must own and maintain the appropriate version of third party Source Code licenses on which current and future versions of the HP Language Products, HP Language Libraries, or Updates thereto are based. Lucent shall have the sole responsibility for obtaining all required third party licenses.

5.6.2 Before delivery of the Lucent Software Improvements to HP, HP must own and maintain the appropriate version of third party Source Code licenses on which current and future versions of the Lucent Software Improvements after the initial delivery are based. HP shall have the sole responsibility for obtaining all required third party licenses.

5.7 Lucent Protection of HP Software in Source Code Form.

5.7.1 Lucent shall handle all HP Software in Source Code form, including HP Software incorporated into Lucent Integrated Software Products, as Protected Software Products as set forth in the Strategic Cooperation Agreement.

5.7.2 Lucent shall maintain all of the Protected Software Product in protected areas at Lucent. Procedures for handling such Protected Software Products are set forth in Exhibit D.

5.7.3 Only Lucent language engineers including Lucent employees and Contractors working on development shall have access to the HP Protected

Software Product. Only Lucent support engineers at each of the US support facilities in the two support sites within the continental United States and named support engineers at each Lucent Customer Access Center (CAC) outside the United States shall be permitted access to those portions of the Lucent Integrated Software Products incorporating HP Software in Source Code form; provided, only those Lucent support engineers located in countries designated by HP as having enforceable copyright laws for protecting computer programs shall be permitted access to those portions of the Lucent Integrated Software Products incorporating HP Software in Source Code form.

5.7.4 Lucent agrees that Contractors accessing the HP Protected Software Product will not exceed the number of Lucent language engineers accessing the HP Protected Software Product.

5.8 HP Protection of Lucent Software Improvements.

5.8.1 HP shall handle all Lucent Software Improvements as Protected Software Products as set forth in the Strategic Cooperation Agreement.

6	COMPENSATION AND REPORTS

6.1 Payments for HP Software

There is no additional fee for the HP Software referred to in Section 3.1 of this Listing.

6.2 Payments for Updates

There is no additional fee for the Updates referred to in Section 3.2 of this Listing, which have been delivered to Lucent prior to September 30, 1998.

6.3 Distribution Fees

6.3.1 Distribution Records

Lucent shall keep true and accurate books showing all licenses granted and Upgrades thereto, and all commercial distributions (including loans) of each copy of a Lucent Integrated Software Product. Lucent shall use reasonable efforts to record the volume and departmental usage of Lucent Integrated Software Product internal use. All such books of Lucent shall include sufficient information from which to determine the fees owed to HP according to generally accepted accounting practices.

6.3.2 Statements and Purchase Orders to HP

Lucent agrees that on or prior to thirty (30) days after the end of each of Lucent’s fiscal quarters during which Lucent distributes a Lucent Integrated Software Product, Lucent will issue a purchase order to HP for Distribution fees due under the terms of this Listing, and Lucent will render to HP a Distribution Fee Report to the HP Data Coordinator documenting

a. each type of Lucent Integrated Software Product,

b. the volume of each such type of Lucent Integrated Software Product distributed by Lucent,

c. the volume of each such type of Lucent Integrated Software Product distributed by Lucent to its distributors and the number of copies loaned by Lucent,

d. the Lucent US List Price and the royalty rate for each such type of Lucent Integrated Software Product,

e. an itemized reconciliation of any errors, omissions, overpayments or underpayments, and other adjustments necessary to correct prior quarterly statement(s), and

f. the total royalty for each such type of Lucent Integrated Software Product, it being intended that such Royalty Report sets forth sufficient itemized information from which HP or its auditor can reasonably determine according to generally accepted accounting principles the amounts owed to HP and the basis on which such amounts have been calculated.

6.3.3 Licensed Processors

Such statement shall include a listing of all current Source Licensed Processors whether granted during the previous accrual period or earlier.

6.3.4 Additional Information

If HP reasonably believes that Lucent has not provided a statement with sufficient itemized information for HP to verify calculations of amounts due, the HP Data Coordinator shall so advise the Lucent Data Coordinator and they will attempt in good faith to resolve what information should be included in the statement.

6.3.5 Audits

Lucent agrees to make such of its books available for audit by HP or its designee(s) no more frequently than once per calendar year at any reasonable time during business hours, so that HP can verify that Lucent, its subsidiaries, its subcontractors and its distributors are fulfilling their obligations under this Listing. HP will bear the expense of its auditor and Lucent will bear the expense of its representative for such audits. Should any payment be underpaid by at least five percent (5%), then Lucent shall pay the reasonable expense of such audit. Any underpayment discovered during such audit shall be promptly paid to HP. Any overpayment discovered during such audit shall be credited against future amounts due HP or, if greater than fifty thousand dollars ($50,000), promptly refunded to Lucent.

6.4 Payments

Lucent agrees that on or prior to thirty (30) days after the end of each of Lucent’s fiscal quarters during which Lucent distributes a Lucent Integrated Software Product, Lucent will issue a purchase order to HP for Distribution Fees due under the terms of this Listing. HP will invoice Lucent promptly for such Fees. Payments will be due from Lucent within thirty (30) days of the receipt of the HP invoice for such Fees.

Lucent shall make all payments due under this Technology Listing Agreement by check payable to:

Hewlett-Packard Company.

Payment will be sent by mail to the address specified on the HP invoice for said payment.

6.5 Late Payments

For any payment received by HP later than the appropriate payment due date, Lucent shall pay HP a late fee of one and one-half percent (1.5%) of the amount paid late for each full calendar month beyond the payment due date.

7.	WARRANTY, DISCLAIMER, LIMITATION OF LIABILITY, AND INDEMNITY

7.1 DISCLAIMER OF HP WARRANTIES

HP makes no express or implied warranty of any kind with regard to the HP Software, the HP Language Products and the HP Language Libraries in any form, and all other materials provided by HP hereunder in any form. HP does not warrant the accuracy or completeness of the HP Internal Design Documentation or the HP End-User Documentation.

HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE HP SOFTWARE, THE HP LANGUAGE PRODUCTS AND THE HP LANGUAGE LIBRARIES IN ANY FORM AND ALL OTHER MATERIALS PROVIDED BY HP HEREUNDER IN ANY FORM ARE PROVIDED “AS IS”.

7.2 LIMITATION OF HP LIABILITY

Lucent agrees that HP shall not be responsible for any loss or damage to Lucent, Pair-and-Spare Customers, or any third parties caused by failure of the HP Software, the HP Language Products and the HP Language Libraries in any form, and all other materials provided by HP hereunder in any form furnished hereunder to function. HP SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

7.3 INDEMNITY

Notwithstanding anything else in this Listing or in the Technology Framework Agreement: Lucent will, at HP’s option, and at Lucent’s sole expense, protect, defend, hold harmless and indemnify HP, its subsidiaries, and customers from any third party claim, suit, or proceeding alleging that the HP Software provided by HP under the terms of this Listing, the HP Language Products provided by HP under the terms of this Listing, the HP Language Libraries provided by HP under the terms of this Listing or any other materials provided by HP under the terms of this Listing, or any materials distributed as contemplated under Paragraph 4, constitute an infringement of any third party’s patent, copyright, trademark, trade name, other proprietary right, or unauthorized trade secret use (an “Infringement Claim”); and Lucent agrees to pay all costs, damages and expenses (including reasonable attorney’s fees) incurred as a result of any such Infringement Claim, and will pay any award with respect to such Infringement Claim or agreed to in any settlement of that Infringement Claim, provided that HP shall give Lucent prompt written notice of all Infringement Claims, and Lucent shall have full and complete authority to assume the sole defense of them, including appeals, and to settle same. HP shall, upon Lucent’s request and at Lucent’s expense, furnish all information and assistance available to HP and cooperate in every reasonable way to facilitate the defense and settlement of any Infringement Claim.

8	TERM AND TERMINATION

8.1 Term

The term of this Technology Listing Agreement shall expire six (6) years from the Effective Date of this Technology Listing Agreement.

8.2 Termination of Listing for Cause

8.2.1 Either Lucent or HP may terminate this Listing upon the substantial breach of a material term of that Listing by the other. The terminating party will first give the other written notice of the alleged breach and a reasonable period of time, which will not be less than ninety (90) days, in which to cure the alleged breach. The termination of this Listing will not terminate any other Investigation or Technology Listing.

8.2.2 The inadvertent incorporation of HP trade secrets, copyrighted material, or patented technology in Lucent software products as described in Paragraph 4.7.2 shall not be deemed a material breach of this Listing if Lucent removes such incorporated HP trade secrets, copyrighted material, or patented technology within ninety (90) days after discovery of such incorporation.

8.3 Effect of Termination of Listing for Cause.

8.3.1 Upon the termination of this Listing due to a breach of a material term, all Source Code licenses granted to the breaching party shall terminate. The termination of this Listing shall not terminate any Binary Code license granted by either party. Obligations to provide Updates or Lucent Improvements shall cease upon the termination of this Listing for cause.

8.4 Obligations that Survive Termination

Any obligation of confidentiality and royalty payment under this Listing, and Lucent’s obligation of Indemnity under Paragraph 7.3 of this Listing, will survive termination or expiration of this Listing.

8.5 NO REFUND

Termination of this Technology Listing Agreement shall not obligate HP to refund any amount paid to HP.

9	MISCELLANEOUS

9.1 Incorporation of Terms into Technology Listing Agreement.

Unless otherwise provided herein, the terms of the Technology Framework will be incorporated herein.

9.2 No Restriction to Deal with Other Parties.

Neither party will have any commitment nor obligation to the other either to enter into further agreements or to refrain from dealing with any third party in any manner whatsoever.

9.3 Relationship of the Parties.

The parties have not created any agency or partnership relationship between them by this Technology Framework.

9.4 Responsible Parties.

Any Technology Project may be undertaken by a Subsidiary of a party, provided that an authorized representative of that Subsidiary executes the associated Technology Listing.

9.5 Taxes

Any payment made under this Listing will be net of all sales, use, excise, and other like taxes.

9.6 Trademark Usage.

Nothing contained in this Listing will be construed as conferring any rights to either party to use in advertising, publicity or other marketing activities, any name, trade name, trademark, acronym, or other designation of the other, including any contraction, abbreviation, or simulation of any of the foregoing.

IN WITNESS WHEREOF, each party has executed this Technology Listing Agreement by signature of a duly authorized representative.

LUCENT TECHNOLOGIES INC.		HEWLETT-PACKARD COMPANY

By:	/s/ Ronald J. Delange	By:	/s/ Byron T. Ryono

Name:	RONALD J. DELANGE	Name:	Byron T. Ryono

Title:	VP & GM, OPENET SOLUTIONS	Title:	Director, Strategic Alliances

Date:	1/9/02	Date:	3/20/02

EXHIBIT A

LIST OF HP LANGUAGE PRODUCTS

Product	Module	Description
C compiler	cc	Driver program

	cc.cat	Compiler message catalog

C++ compiler	Cpp	C++ pre-processor

Cpp.ansi

	C++filt	C++ tools

ptcomp

ptlink

	cfront	C++ front end

FORTRAN compiler	f77	Driver program

	f77.cat	Driver program message catalog

	f77pass1	Compiler front end

	uf77pass1	Profile based optimization support

Pascal compiler	paserrs	Compiler message catalog

	pc	Driver program

	paslib	Default system module library

	pasesc.ph	Symbolic definitions of library escape codes

Optimizer	UCODE	Compiler intermediate code generator

	SLLIC/Opt	Compiler backend and optimizer

	fdp	Feedback directed positioning utility

	milli.a	Millicode library

crt0.o

EXHIBIT B

LIST OF HP LANGUAGE LIBRARIES

Product	Module	Description
Runtime Libraries	libcl	Compiler runtime library

FORTRAN Libraries	libf771O (libcl)	FORTRAN I/O routines

Math Libraries	libm	Math library (-lm) routines

	libM	ANSI Math library (-lm) routines

	libf	Fortran Math library routines

	math_err.cat	Math library message catalog

C++ Library	libC	C++ library

ADDITIONAL LIBRARY	(Not part of HP Language Libraries)
libc (ANSI portion)	Implementation of ANSI C library calls

EXHIBIT C

Binary and Object Code Distribution Fees

Lucent INTEGRATED SOFTWARE PRODUCTS	PER-COPY DISTRIBUTION FEE
C	18% of Lucent List Price

C++	18% of Lucent List Price, less credit for C++ royalty paid by Lucent to USL

FORTRAN	18% of Lucent List Price

OTHER	18% of Lucent List Price

PASCAL	18% of Lucent List Price

For Millicode library and those portions of libc necessary for the operating system to run that are bundled with and used only by the operating system:	$200

EXHIBIT D

PROCEDURES FOR HANDLING PROTECTED INFORMATION

I.	Third Party Source Code Treatment:

A. In general, Lucent protects all Source Code in its possession as proprietary, trade secret information, with no particular distinction for third party Source Code, unless the owner requires a higher level of Source Code protection than Lucent utilizes for its own Source Code.

The procedure for protecting Lucent only Source Code includes:

1. All Lucent employees/contractors must sign an Employer/Contractor Agreement covering treatment/ownership of proprietary information, etc. This agreement is reviewed with each employee at the time of a new employee’s orientation or with a contractor prior to the contractor commencing work.

2. Source Code resides on various library disks in the engineering labs. In general, labs containing the “production” development machines are locked at all times. Labs containing “test” machines are locked at night but open during the day while supervised by system administrators. Most, but not all, software engineers have access to a given lab via cardkey even if it is locked.

3. Most software engineers have network access to the library disks in the labs from workstations/terminals on their desks. It is possible to generate an audit trail for Source Code access, although this is not normal practice. Engineers access Source Code on a “need to know” basis.

4. Lucent Source Code is, under special agreement, shipped to selected OEMs for support.

B. The following additional procedures will be adopted by Lucent for handling HP Software in Source Code form (“HP Source Code”):

1. All Lucent employees/contractors must sign a confidentiality Agreement that is pre-approved by HP.

2. Before being granted access to HP Source Code, persons will be informed as to the proprietary nature of the Source Code, and will agree that:

HP Source Code will not be incorporated into Lucent software products other than Lucent Integrated Software Products.

3. HP Source Code will reside on systems in labs that are locked twenty-four (24) hours a day. Access to the lab is by cardkey. The cardkey access system logs all accesses and attempted accesses to the lab. Only persons with a need for physical access to those machines, such as system administrators, will have lab access.

4. All product builds will take place on systems in the locked lab. All backup tapes will be stored in the locked lab, except for those stored in secure off-site facilities.

5. The systems having a copy of HP Source Code will have unique user accounts and associated log-on passwords and be network accessible by only those persons with a need to view the HP Source Code. Log-on passwords must be secure and meet Lucent’s password anti-cracking standards/criteria.

6. HP Source Code will under no circumstances be permitted off Lucent Marlboro premises except for off-site storage of backups and two support sites within the continental United States with appropriate security measures/procedures as described above.

7. Lucent will perform frequent audits against these procedures to ensure compliance and will report lost or missing copies to HP upon discovery of the loss. HP also has the right to perform annual periodic security audits subject to advance notice.

8. Access to printed HP Source Code must be limited to those persons authorized above. Printers must be secured in a locked room accessible only by persons authorized above. Printouts must be stored in locked desks, cabinets, or locked rooms when not in use or destroyed by shredding.

II.	Lucent’s education program for “technology compartmentalization”

To prevent the transfer of HP technology to Lucent Language Products, these changes to Lucent’s development process will be implemented within Lucent:

1. Twice per year, all languages engineers (Lucent employees and Contractors) and support engineers having access to the HP Software will be verbally reminded of their responsibilities to protect HP Protected Information.

2. The documents which describe the Lucent standard development process will be modified to require that the origin of new development ideas for compiler enhancements be described in functional and/or design documents.

3. The software technical review (inspection) process documentation will be supplemented with information for language engineers detailing their responsibility to check for the presence of HP Protected Information in Lucent Language Products.

4. Engineers and managers who technically review functional and design documents will verify whether the origin of new development ideas for compiler enhancements was from HP Protected Information.

5. Languages engineering management will maintain a list of those engineers with access to HP Source Code and will periodically audit the access logs on the computer lab and systems which hold HP Source Code.

EXHIBIT E

HP INTERNAL DESIGN DOCUMENTATION

Document	Format
C Compiler IMS	ASCII
UCODE Reference Manual	troff
SLLIC/Optimizer IMS	troff
Unwind
Aux. Unwind ES	troff
Aux. Unwind Design	troff
Pascal Internal Design Documentation	ASCII
C++ Internal Design Documentation	ASCII
Runtime Libraries
FORTRAN I/O	troff
Library IMS	troff
Math Libraries IMS	troff

Document	Version	Format
PBO ES
PBO Internal Design Documentation	HP-UX 9.0	troff

No updates of PBO documentation will be provided.

EXHIBIT F

HP END-USER DOCUMENTATION

Unencumbered:

HP Product	HP End-User Documentation

C	92434-90002 HP C Programmer’s Guide
92453-90024 HP C/HP-UX Reference Manual

C++	92501-90005 C++ Programmer’s Guide

FORTRAN	B2408-90009 FORTRAN Programmer’s Guide
(Excluding chapter on the Kuck Associates FORTRAN Preprocessor)

Libc	B2355-90026 Programming on HP-UX

Pascal	92431-90005 HP Pascal/HP-UX Reference Manual
92431-90006 HP Pascal/HP-UX Programmer’s Guide

Encumbered:

FORTRAN	B2408-90009 FORTRAN Programmer’s Guide
(chapter on Kuck Associates FORTRAN Preprocessor)

Appendix A-3

Technology Listing A-3

for

PA-RISC Test and Initialization Software

This Technology Listing Agreement, effective as of June 24, 1999 (“Effective Date”) is entered into between Lucent Technologies Inc. (“Lucent”), a Delaware corporation, having a place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974 and Hewlett-Packard Company (“HP”), a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California, 94304. Unless otherwise stated herein, this Technology Listing Agreement incorporates by reference each of the terms of the Technology Framework Agreement effective as of June 24, 1999 by Lucent and HP.

BACKGROUND

The parties have entered into a Technology Framework Agreement (“Technology Framework”) relating to the process for entering into various cooperative technology arrangements.

The parties have entered into a Technology Listing A-1 effective as of June 24, 1999 (“Technology Listing A-1”) relating to the HP-UX Operating System.

Lucent desires to examine HP’s Test and Initialization Software in source code form in conjunction with Lucent’s use of the PA7100, PA8000, PA8500 and PA8600 processors.

HP is willing to provide Lucent with access to HP’s Test and Initialization Software in source code form under the following terms and conditions as described herein.

1	DEFINITIONS

1.1 ADDITIONAL DEFINITIONS

The following terms are defined for purposes only of this Technology Listing Agreement:

1.2 “Test and Initialization Software” means software which HP has developed for testing and initializing PA-RISC processors, and only in conjunction with the HP-UX operating system.

1.3 “ Test and Initialization Software Updates” means enhancements, modifications or revisions, if any, of the Test and Initialization Software developed by HP for testing and initializing PA-RISC; and such enhancements or

1

modifications or revisions are further limited to those that HP chooses to make available to Lucent on a case by case basis, within HP’s sole discretion.

1.4 “Test and Initialization Software Documentation” means the documentation of the Test and Initialization Software provided by HP to Lucent in HP’s Processor Technical Reference Manuals, Test and Initialization Code Manuals and Lockstep Addenda.

1.5 “Pair-and-Spare Customers” has the same meaning as in the Technology Listing A-1.

1.6 “Pair-and-Spare PA-RISC Based Fault Tolerant Computer System” has the same meaning as in the Technology Listing A-1.

1.7 “PA-RISC Processors” has the same meaning as in the Technology Listing A-1.

2	OVERVIEW

HP has rights in the Test and Initialization Software. Subject to limitations and restrictions, this Technology Listing Agreement is a license to the Test and Initialization Software. No purchase or sale is intended.

2.1 The following information is required by HP for verification of license rights, when appropriate:

Names of Lucent’s Source Code Administrators:

Gerry Burns                    Telephone: 508 486-2463

CPU serial numbers where the Test and Initialization Software in source code form licensed hereunder will be installed:

2.1.1 Lucent’s Computer System Serial#: (***), located at Lucent’s site at 2065 Hamilton AV. in San Jose, California with concurrent access thereto restricted to a maximum of fifty (50) authorized persons who are Lucent employees or Lucent contractors. Such authorized persons have access to the Test and Initialization Software and access to Lucent’s Computer System Number (***) only when they are located at Lucent’s site in San Jose, California.

2.1.2 Lucent’s Computer System Serial # (***) located at Lucent’s Sustaining Engineering site at Suite 120, 8901 E. Mountain View Ave., Scottsdale, Arizona with concurrent access thereto restricted to a maximum of fifty (50) authorized persons who are Lucent Customer Service employees or Lucent Customer Service contractors. Such authorized persons have access to the Test and Initialization Software and access to Lucent’s Computer System Number (***) only when they are located at remote Lucent facilities.

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3	AGREEMENT COORDINATORS

3.1 The parties designate the following persons as their Agreement Coordinators for this Technology Listing Agreement:

HP:	Mark Williams
Telephone: (408) 447-7338
Fax No.: (408) 447-4909

Lucent:	Mr. Gerry Bums
Manager of Hardware Engineering
Lucent Technologies
55 Fairbanks Blvd.
Marlboro, MA 01752

Fax: 508-486-2126
Telephone: 508-486-2463
Email: Gerry@Lucent.com

A copy of correspondence to Lucent’s Account Manager will be sent to:

Mr. Sandy Hirschhorn
Vice President of Engineering
Lucent Technologies
55 Fairbanks Blvd.
Marlboro, MA 01752

Fax: 508-486-2126
Phone: 508 486 2568
Email: SandyH@lucent.com

3.1.1 Each party shall advise the other party in writing of any successor or designee of the named Agreement Coordinator.

3.2 Addresses.

3.2.1 Unless otherwise stated in this Technology Listing Agreement, notices intended for HP concerning this Agreement shall be addressed as follows:

Mark Williams
HEWLETT-PACKARD COMPANY
19111 Pruneridge Avenue, MS 44 MD
Cupertino, CA 95014 U.S.A.

3

3.2.2 Unless otherwise stated in this Agreement, notices intended for Lucent concerning this Agreement shall be addressed as follows:

Mr. Gerry Burns
Manager of Hardware Engineering
Lucent Technologies
55 Fairbanks Blvd.
Marlboro, MA 01752

4	LICENSES

4.1 ACKNOWLEDGMENT

Lucent acknowledges that it shall not use the Test and Initialization Software and Test and Initialization Software Updates in any form or any portion of the Test and Initialization Software and Test and Initialization Software Updates in any form except as permitted by licenses granted under this Technology Listing Agreement.

4.2 Test and Initialization Software

4.2.1 Lucent has paid in full for licenses to use Test and Initialization Software. HP hereby grants and Lucent accepts a non exclusive, non-transferable, license to read one copy of the Test and Initialization Software and Test and Initialization Software Updates, if any, internally on the two Lucent-owned computer systems as listed in Paragraph 2.1.1, and to read an additional one copy of the Test and Initialization Software and Test and Initialization Software Updates, if any, internally on the one Lucent owned computer system as listed in 2.1.2, each only for support and maintenance purposes of the Pair-and-Spare PA-RISC Based Fault Tolerant Computer System(s), and in accordance with all of the restrictions contained in Paragraphs 2 and 4.3, and elsewhere in this Technology Listing Agreement.

4.2.2 HP hereby grants and Lucent accepts a non-exclusive, non-transferable, license to read the Test and Initialization Documentation, only for support and maintenance purposes of the Pair-and-Spare PA-RISC Based Fault Tolerant Computer System(s), and in accordance with all of the restrictions contained in Paragraphs 2 and 4.3, and elsewhere in this Technology Listing Agreement.

4.2.3 HP hereby grants and Lucent accepts a non-exclusive, non-transferable, license to modify the Test and Initialization Software or Test

4

and Initialization Software Updates, but only as necessary for operation of the Pair-and-Spare PA-RISC Based Fault Tolerant Computer System(s).

4.2.4 HP hereby grants and Lucent accepts a non-exclusive, non-transferable, license to build and distribute to Pair-and-Spare Customers the Test and Initialization Software and the Test and Initialization Software Updates (and the modifications made under Paragraph 4.2.3), each only in object code form for execution on for Pair-and-Spare PA-RISC Based Fault Tolerant Computer Systems, and in accordance with all of the restrictions contained in Paragraphs 2 and 4.3, and elsewhere in this Technology Listing Agreement.

4.3 RESTRICTIONS

4.3.1 Except as specifically provided in Paragraph 4.2.3, Lucent will not make any modifications, or create any derivative works of the Test and Initialization Software or Test and Initialization Software Updates.

4.3.2 Except as specifically provided in Paragraph 4.2.4, Lucent acknowledges that it will not sublicense or re-license the Test and Initialization Software or the Test and Initialization Software Updates to others.

4.3.3 Lucent acknowledges that it has no rights under this Technology Listing Agreement to distribute the Test and Initialization Software or the Test Initialization Software Updates in source code form. Lucent shall not permit or enable any other party to use the Test and Initialization Software or Test and Initialization Software Updates in source code form.

5	TITLE

No title to or ownership of the Test and Initialization Software and Test and Initialization Software Updates, or any of its parts is hereby transferred to Lucent. Lucent’s rights shall at all times be subject to the copyright and use restrictions contained in this Agreement, and notices of copyright restriction in the Test and Initialization Software and Test and Initialization Software Updates.

6	DELIVERABLES

6.1 One copy of the Test and Initialization Software in source code form has been delivered to and accepted by Lucent.

6.2 One copy of each of the Test and Initialization Software Updates, if any, in source code form which HP may deliver.

6.3 One copy of the Test and Initialization Software Documentation for each PA-RISC processors has been delivered.

5

6.3 All Software deliverables from HP have been distributed on magnetic tape. All Documentation deliverables from HP have been distributed in hard copy form. All Deliverables from HP under this agreement have been made by HP and have been accepted by Lucent. HP has satisfied all of its obligations under this agreement to deliver Test and Initialization Software in source code form, Test and Initialization Software Updates and Test and Initialization Software Documentation.

7	LUCENT’S RIGHTS AND OBLIGATIONS

7.1 LICENSE FEES

7.1.1 HP has delivered one copy of the Test and Initialization Software in source code form referred to in Paragraph 6.1 of this Listing. There is (***) any (***) of (***) for the copy of the Test and Initialization Software in source code form referred to in Paragraph 6.1 of this Listing.

7.1.2 There is (***) any (***) of (***) for each copy of the Test and Initialization Software Updates in source code form referred to in paragraph 6.2 (each “Update”) which may be delivered to Lucent prior to December 31, 2000.

7.2 SUPPORT

7.2.1 HP does not provide any installation, training services, or support for the Test and Initialization Software and Test and Initialization Software Updates.

7.3 COPYRIGHT NOTICES

Lucent agrees that the Test and Initialization Software and Test and Initialization Software Updates shall not be copied except to replace a worn copy or for program error verification; nor may the Test and Initialization Software and Test and Initialization Software Updates be copied onto any media (e.g. magnetic tape, paper tape, disk memory cartridges, Read Only Memory, etc.) for any other purpose without HP’s prior authorization. Any media containing authorized copies of the Test and Initialization Software and Test and Initialization Software Updates in any form (except work-in-progress backup copies) shall have prominently displayed thereon the following notice:

“(c) Copyright 19**-**** HEWLETT-PACKARD COMPANY. This media contains information which is proprietary to the Hewlett-Packard Company.”

**The actual date(s) given in each notice shall be the date(s) found on the Test and Initialization Software and Test and Initialization Software Updates supplied by HP. In all printed matter, the “(c)” shall be a “c” in a real circle (“©”).

6

8	CONFIDENTIALITY OBLIGATIONS

8.1 All of the terms of the Technology Framework Agreement are incorporated herein by reference.

9	DISCLAIMERS OF WARRANTIES

HP makes no express or implied warranty of any kind with regard to the Test and Initialization Software and Test and Initialization Software Updates in any form furnished hereunder, except for the Test and Initialization Software and Test and Initialization Software Updates media used, which will be replaced if defective within thirty (30) days of receipt. HP does not warrant the accuracy or completeness of the Test and Initialization Software and Test and Initialization Software Updates.

HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE TEST AND INITIALIZATION SOFTWARE AND TEST AND INITIALIZATION SOFTWARE UPDATES ARE PROVIDED “AS IS”.

10	LIMITATION OF LIABILITY

10.1 Lucent agrees that HP shall not be responsible for any loss or damage to Lucent, Lucent’s Customers, or any third parties caused by failure of the Test and Initialization Software and Test and Initialization Software Updates furnished hereunder to function.

10.2 HP SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

11	TERM

11.1 The term of this Technology Listing Agreement shall expire six (6) years from the Effective Date of this Technology Listing Agreement.

11.2 Lucent’s obligations under Paragraphs 2, 4.3, 5, 7, 8, 9,10 and 11 shall survive any expiration as in Paragraph 11.1 or termination of this technology listing.

11.3 So long as Lucent continues to fulfill its surviving obligations Lucent’s licenses under Paragraph 4 shall survive expiration as in Paragraph 11.1 only for a period time within ten (10) years after HP’s most recent delivery.

11.4 NO REFUND

Termination of this Technology Listing Agreement shall not obligate HP to refund any amount paid to HP.

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11.5 Except as specifically provided in Paragraph 11.3, upon expiration as in Paragraph 11.1 or termination of this Technology Listing Agreement, Lucent shall promptly return or destroy all materials (including tapes and printed matter) furnished by HP hereunder. No refunds will be granted for returned materials. Furthermore, except as provided under Paragraph 11.3, Lucent shall destroy all copies of materials made by Lucent, including programs stored in computer memory and all derivative works in Lucent’s possession including but not limited to the Test and Initialization Software and Test and Initialization Software Updates.

11.6 TERMINATION FOR CAUSE BY HP

HP may at any time, upon its election and in addition to any other available remedies, terminate this Technology Listing Agreement for cause upon Lucent’s substantial breach of a material term of this Technology Listing Agreement. HP shall first give Lucent written notice of the alleged breach and a period of not less than two (2) months in which to cure the alleged breach.

11.7 This Technology Listing Agreement may be terminated without cause during the term or any extension of the term upon the mutual agreement of the parties.

12	ENTIRE AGREEMENT

Except as otherwise provided herein, this Technology Listing Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merge all prior discussions between them related thereto. No conditions, definitions, warranties, understandings, or representations with respect to such subject matter other than as expressly provided herein will bind the parties.

8

IN WITNESS WHEREOF, each party has executed this Technology Listing Agreement by signature of a duly authorized representative.

LUCENT TECHNOLOGIES INC.		HEWLETT-PACKARD COMPANY

By:	/s/ Ronald J. Delange	By:	/s/ Byron T. Ryono

Name:	RONALD J. DELANGE	Name:	Byron T. Ryono

Title:	VP & GM, OPENET SOLUTIONS	Title:	Director, Strategic Alliances

Date:	1/9/02	Date:	3/20/02

9

Appendix A-4

Technology Listing A-4

for

MirrorDisk/UX Software

This Technology Listing Agreement, effective as of June 24, 1999 (“Effective Date”) is entered into between Lucent Technologies Inc. (“Lucent”), a Delaware corporation, having a place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974 and Hewlett-Packard Company (“HP”), a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California, 94304. Unless otherwise stated herein, this Technology Listing Agreement incorporates by reference each of the terms of the Technology Framework Agreement effective as of June 24, 1999 by Lucent and HP.

BACKGROUND

The parties have entered into a Technology Framework Agreement (“Technology Framework”) relating to the process for entering into various cooperative technology arrangements.

The parties have entered into a Technology Listing A-1 effective as of June 24, 1999 (“Technology Listing A-1”) relating to the HP-UX Operating System.

Lucent desires to examine MirrorDisk/UX Software in source code form for maintenance purposes only of Lucent’s Pair-and-Spare PA-RISC based Fault Tolerant Computer System in conjunction with Lucent’s Ported Operating System.

HP is willing to provide Lucent with access to MirrorDisk/UX Software in source code form under the following terms and conditions as described herein.

1	DEFINITIONS

1.1 ADDITIONAL DEFINITIONS

The following terms are defined for purposes only of this Technology Listing Agreement:

1.2 “Commands Portion of MirrorDisk/UX Software” means the items of HP software described in Appendix A-4-B”

1.3 “Commands Portion of MirrorDisk/UX Software Updates” means enhancements, modifications or revisions, if any, of the Commands Portion of MirrorDisk/UX Software developed by HP for the HP-UX Operating System, which are productized and generally released to all HP’s customers for use only on PA-RISC Processors; and such enhancements or modifications or revisions

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are further limited to those that HP chooses to make available to Lucent on a case by case basis, within HP’s sole discretion.

1.4 “HP-UX Operating System” has the same meaning as in the Technology Listing A-1.

1.5 “HP-UX Operating System Updates” has the same meaning as in the Technology Listing A-1.

1.6 “Kernel Portion of MirrorDisk/UX Software” means the items of HP Software described in Appendix A-4-A”

1.7 “Kernel Portion of MirrorDisk/UX Software Updates” means enhancements, modifications or revisions, if any, of the Kernel Portion of MirrorDisk/UX Software developed by HP for the HP-UX Operating System, which are productized and generally released to all HP’s customers for use only on PA-RISC Processors; and such enhancements or modifications or revisions are further limited to those that HP chooses to make available to Lucent on a case by case basis, within HP’s sole discretion

1.8 “MirrorDisk/UX Software” means the items of HP software described in Appendix A-4-A or Appendix A-4-B.

1.9 “MirrorDisk/UX Software Updates” means the Kernel Portion of MirrorDisk/UX Software Updates or Commands Portion of MirrorDisk/UX Software Updates.

1.10 “Pair-and-Spare PA-RISC based Fault Tolerant Computer System” means a member of Lucent’s Computer System Family where PA-RISC Processors operate with available backup PA-RISC Processors.

1.11 “PA-RISC Processors” means the PA7100, PA-8000, PA-8500, or PA-8600 HP PA-RISC Processors.

1.12 “Ported Operating System” has the same meaning as in the Technology Listing A-1.

2	OVERVIEW

HP has rights in the MirrorDisk/UX Software. Subject to limitations and restrictions, this Technology Listing Agreement is a license to the MirrorDisk/UX Software. No purchase or sale is intended.

2.1 The following information is required by HP for verification of license rights, when appropriate:

Names of Lucent’s Source Code Administrators:
Dave Clough	Telephone: 408 559-5610
Blue Offutt	Telephone: 480-391-8569

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CPU serial numbers where the MirrorDisk/UX Software in source code form licensed hereunder will be installed:

2.1.1 Lucent’s Computer System Serial#: (***), located at Lucent’s site at 2065 Hamilton AV. in San Jose, California with concurrent access thereto restricted to a maximum of fifty (50) authorized persons who are Lucent employees or Lucent contractors. Such authorized persons have access to the MirrorDisk/UX Software and access to Lucent’s Computer System Number (***) only when they are located at Lucent’s site in San Jose, California.

2.1.2 Lucent’s Computer System Serial # (***) located at Lucent’s Sustaining Engineering site at Suite 120, 8901 E. Mountain View Ave., Scottsdale, Arizona with concurrent access thereto restricted to a maximum of fifty (50) authorized persons who are Lucent Customer Service employees or Lucent Customer Service contractors. Such authorized persons have access to the MirrorDisk/UX Software and access to Lucent’s Computer System Number (***) only when they are located at remote Lucent facilities.

3	AGREEMENT COORDINATORS

3.1 The parties designate the following persons as their Agreement Coordinators for this Technology Listing Agreement:

HP:	Mark Williams
Telephone: (408) 447-7338 Fax No.: (408) 447-4909

Lucent:	Dave Clough
Telephone: (408) 559-5610 Fax No.: (408) 377-6148

3.1.1 Each party shall advise other party in writing of any successor or designee of the named Agreement Coordinator.

3.2 Addresses.

3.2.1 Unless otherwise stated in this Technology Listing Agreement, notices intended for HP concerning this Agreement shall be addressed as follows:

Mark Williams

HEWLETT-PACKARD COMPANY

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19111 Pruneridge Avenue, MS 44 MD

Cupertino, CA 95014 U.S.A.

3.2.2 Unless otherwise stated in this Agreement, notices intended for Lucent concerning this Agreement shall be addressed as follows:

Dave Clough

Lucent Technologies Inc.

2065 Hamilton Ave.

San Jose, Ca 95125

4	LICENSES

4.1 ACKNOWLEDGEMENT

Lucent acknowledges that it shall not use the MirrorDisk/UX Software and MirrorDisk/UX Software Updates in any form or any portion of the MirrorDisk/UX Software and MirrorDisk/UX Software Updates in any form except as permitted by licenses granted under this Technology Listing Agreement.

4.2 MirrorDisk/UX Software

4.2.1 Subject to Lucent paying the License Fees of Paragraph 7.1, HP hereby grants and Lucent accepts a non-exclusive, non-transferable, license to read one copy of the MirrorDisk/UX Software and MirrorDisk/UX Software Updates, if any, internally on the one Lucent owned computer system as listed in Paragraph 2.1.1, and to read an additional one copy of the MirrorDisk/UX Software and MirrorDisk/UX Software Updates, if any, internally on the one Lucent owned computer system as listed in 2.1.2, each for maintenance purposes of the Ported Operating System, in accordance with all of the restrictions contained in Paragraphs 2 and 4.3, and elsewhere in this Technology Listing Agreement.

4.2.2 Subject to Lucent paying the License Fees of Paragraph 7.1, HP hereby grants and Lucent accepts a non-exclusive, non-transferable, license to build and distribute the Kernel Portion of MirrorDisk/UX Software and the Kernel Portion of MirrorDisk/UX Software Updates, each only in conjunction with the Ported Operating System and in accordance with all of the restrictions contained in Paragraphs 2 and 4.3, and elsewhere in this Technology Listing Agreement.

4.3 RESTRICTIONS

4.3.1 Lucent acknowledges that it has no rights under this Technology Listing Agreement to create any derivative works of the MirrorDisk/UX Software or MirrorDisk/UX Software Updates.

4.3.2 Lucent acknowledges that it has no rights under this Technology Listing Agreement to sublicense or relicense the Command

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Portion of MirrorDisk/UX Software or Command Portion of MirrorDisk/UX Software Updates to others.

4.3.3 Lucent acknowledges that it has no rights under this Technology Listing Agreement to distribute the Command Portion of MirrorDisk/UX Software or the Command Portion of MirrorDisk/UX Software Updates in any form. Lucent shall not permit or enable any other party to use the MirrorDisk/UX Software or MirrorDisk/UX Software Updates in source code form.

4.3.4 Lucent acknowledges that distribution of the Kernel Portion of MirrorDisk/UX Software in conjunction with the Ported Operating System or the Kernel Portion MirrorDisk/UX Software Updates in conjunction with the Ported Operating System as provided in Paragraph 4.2.2 is subject to all restrictions on distribution of the Ported Operating System as provided in Technology Listing A-1.

5	TITLE

No title to or ownership of the MirrorDisk/UX Software and MirrorDisk/UX Software Updates, or any of its parts is hereby transferred to Lucent. Lucent’s rights shall at all times be subject to the copyright and use restrictions contained in this Agreement, and notices of copyright restriction in the MirrorDisk/UX Software and MirrorDisk/UX Software Updates.

6	DELIVERABLES

6.1 One copy of the MirrorDisk/UX Software in source code form has been delivered to and accepted by Lucent.

6.2 One copy of each of the MirrorDisk/UX Software Updates, if any, in source code form which HP may deliver.

6.3 All deliverables from HP are distributed on magnetic tape and are deemed accepted by Lucent upon distribution to the following address:

Dave Clough

LUCENT TECHNOLOGIES INC.

2065 Hamilton Ave.

San Jose, CA, 95125

7	LUCENT’S RIGHTS AND OBLIGATIONS

7.1 LICENSE FEES

7.1.1 HP has delivered one copy of the MirrorDisk/UX Software in source code form referred to in Paragraph 6.1 of this Listing. There is (***) any (***) of (***) for the copy of the MirrorDisk/UX Software in source code form referred to in Paragraph 6.1 of this Listing.

7.1.2 There is (***) any (***) of (***) for each copy of the MirrorDisk/UX Software Updates in source code form referred to in

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paragraph 6.2 (each “Update”) which may be delivered to Lucent prior to November 1, 2001.

7.1.3 For each copy of an Update which is delivered to Lucent at Lucent’s request after November 1, 2001 and which is not rejected by Lucent, Lucent will pay to HP an “Update Fee” of (***) dollars ($(***)).

7.1.4 Lucent will issue a purchase order to HP for each Update referred to in paragraph 7.1.3. HP will make reasonable efforts to deliver the Update to Lucent within thirty (30) calendar days of receipt of the purchase order and HP will invoice Lucent for an Update Fee promptly. Lucent may reject each Update within twenty (20) calendar days of receipt by Lucent. If Lucent rejects an update, Lucent will notify HP and return the Update to HP promptly and no Update Fee will be due. If Lucent accepts or does not explicitly reject an Update within thirty (30) calendar days of receipt, payment of the Update Fee will be due from Lucent within thirty (30) calendar days of the receipt of that Update.

7.1.5 Lucent shall make all payments due under this Technology Listing by check payable to:

Hewlett-Packard Company.

Payment will be sent by mail to the address specified on the HP invoice.

7.1.6 Late Payments

For any payment received by HP later than the appropriate payment due date, Lucent shall pay HP a late fee of one and one-half percent (1.5%) of the amount paid late for each full calendar month beyond the payment due date.

7.2 SUPPORT

7.2.1 HP does not provide any installation, training services, or support for the MirrorDisk/UX Software and MirrorDisk/UX Software Updates.

7.3 COPYRIGHT NOTICES

Lucent agrees that the MirrorDisk/UX Software and MirrorDisk/UX Software Updates shall not be copied except to replace a worn copy or for program error verification; nor may the MirrorDisk/UX Software and MirrorDisk/UX Software Updates be copied onto any media (e.g. magnetic tape, paper tape, disk memory cartridges, Read Only Memory, etc.) for any other purpose without HP’s prior authorization. Any media containing authorized copies of the MirrorDisk/UX Software and MirrorDisk/UX Software Updates in any form (except work-in-progress backup copies) shall have prominently displayed thereon the following notice:

“(c) Copyright 19**-**** HEWLETT-PACKARD COMPANY. This media contains information which is proprietary to the Hewlett-Packard Company.”

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**The actual date(s) given in each notice shall be the date(s) found on the MirrorDisk/UX Software and MirrorDisk/UX Software Updates supplied by HP. In all printed matter, the “(c)” shall be a “c” in a real circle (“©”).

8	CONFIDENTIALITY OBLIGATIONS

8.1 All of the terms of Paragraph 3 (Confidentiality Obligations) of the Agreement for Strategic Cooperation between Lucent and HP effective as of June 24, 1999 are incorporated herein by reference.

8.2 Lucent acknowledges that the MirrorDisk/UX Software and MirrorDisk/UX Software Updates, if any, and any other materials supplied under this Technology Listing Agreement are an HP Protected Software Product.

8.3 Lucent shall hold all of the Protected Software Product supplied by HP under this Technology Listing Agreement in confidence in accordance with the terms of Paragraph 3 (Confidentiality Obligations) of the Agreement for Strategic Cooperation between Lucent and HP. Notwithstanding any statement in the Agreement for Strategic Cooperation, the confidentiality provisions pertaining to any of the Protected Software Product shall continue indefinitely.

8.4 Lucent will not use the HP Protected Software Product for any purpose other than for the purposes expressly stated in this Agreement and will not reproduce the Protected Software Product except as necessary to carry out the purposes of this Agreement.

8.5 Lucent’s confidentiality obligations of this Paragraph shall survive any termination or expiration of this Technology Listing Agreement.

9	DISCLAIMERS OF WARRANTIES

HP makes no express or implied warranty of any kind with regard to the MirrorDisk/UX Software and MirrorDisk/UX Software Updates in any form furnished hereunder, except for the MirrorDisk/UX Software and MirrorDisk/UX Software Updates media used, which will be replaced if defective within thirty (30) days of receipt. HP does not warrant the accuracy or completeness of the MirrorDisk/UX Software and MirrorDisk/UX Software Updates.

HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE MIRRORDISK/UX SOFTWARE AND MIRRORDISK/UX SOFTWARE UPDATES ARE PROVIDED “AS IS”.

10	LIMITATION OF LIABILITY

10.1 Lucent agrees that HP shall not be responsible for any loss or damage to Lucent, Lucent’s Customers, or any third parties caused by failure of the MirrorDisk/UX Software and MirrorDisk/UX Software Updates furnished hereunder to function.

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10.2 HP SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

11	TERM

11.1 The term of this Technology Listing Agreement shall expire six (6) years from the Effective Date of this Technology Listing Agreement.

11.2 Lucent’s obligations under Paragraphs 2, 4.3, 5, 7, 8, 9,10 and 11 shall survive any expiration as in Paragraph 11.1 or termination of this technology listing

11.3 So long as Lucent continues to fulfill its surviving obligations Lucent’s licenses under Paragraph 4 shall survive expiration as in Paragraph 11.1 only for a period time within ten (10) years after HP’s most recent delivery.

11.4 NO REFUND

Termination of this Technology Listing Agreement shall not obligate HP to refund any amount paid to HP.

11.5 Except for as specifically provided in Paragraph 11.3, upon expiration as in Paragraph 11.1 or termination of this Technology Listing Agreement, Lucent shall promptly return or destroy all materials (including tapes and printed matter) furnished by HP hereunder. No refunds will be granted for returned materials. Furthermore, except as provided under Paragraph 11.3, Lucent shall destroy all copies of materials made by Lucent, including programs stored in computer memory and all derivative works in Lucent’s possession including but not limited to the MirrorDisk/UX Software and MirrorDisk/UX Software Updates.

11.6 TERMINATION FOR CAUSE BY HP

HP may at any time, upon its election and in addition to any other available remedies, terminate this Technology Listing Agreement for cause upon Lucent’s substantial breach of a material term of this Technology Listing Agreement. HP shall first give Lucent written notice of the alleged breach and a period of not less than two (2) months in which to cure the alleged breach.

11.7 This Technology Listing Agreement may be terminated without cause during the term or any extension of the term upon the mutual agreement of the parties.

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12	APPENDICES

The parties agree that the following Appendices form a part of this Technology Listing Agreement:

Appendix A-4-A         Kernel Portion of MirrorDisk/UX Software

Appendix A-4-B         Commands Portion of MirrorDisk/UX Software

13	ENTIRE AGREEMENT

Except as otherwise provided herein, this Technology Listing Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merge all prior discussions between them related thereto. No conditions, definitions, warranties, understandings, or representations with respect to such subject matter other than as expressly provided herein will bind the parties.

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IN WITNESS WHEREOF, each party has executed this Technology Listing Agreement by signature of a duly authorized representative.

LUCENT TECHNOLOGIES INC.		HEWLETT-PACKARD COMPANY

By:	/s/ Ronald J. Delange	By:	/s/ Byron T. Ryono

Name:	RONALD J. DELANGE	Name:	Byron T. Ryono

Title:	VP & GM, OPENET SOLUTIONS	Title:	Director, Strategic Alliances

Date:	1/9/02	Date:	3/20/02

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Appendix A-4-A

Kernel Portion of MirrorDisk/UX Software:

(***)

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Appendix A-4-B

Commands Portion of MirrorDisk/UX Software:

(***)

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Appendix A-6

Technology Listing A-6

for

Read Only License for X.25 Source Code and Documentation

This Technology Listing Agreement, effective as of June 24, 1999 (“Effective Date”) is entered into between Lucent Technologies Inc. (“Lucent”), a Delaware corporation, having a place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974 and Hewlett-Packard Company (“HP”), a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California, 94304. Unless otherwise stated herein, this Technology Listing Agreement incorporates by reference each of the terms of the Technology Framework Agreement effective as of June 24, 1999 by Lucent and HP.

BACKGROUND

The parties have entered into a Technology Framework Agreement (“Technology Framework”) relating to the process for entering into various cooperative technology arrangements.

The parties have entered into a Technology Listing A-1 effective as of June 24, 1999 (“Technology Listing A-1”) relating to the HP-UX Operating System.

Lucent desires to examine X.25 Source Code and Documentation for maintenance of Lucent’s Ported Operating System on Lucent’s Pair-and-Spare Fault Tolerant Computer System Based on the PA-RISC chip architecture.

HP is willing to provide Lucent with read only access to X.25 Source Code and Documentation under the following terms and conditions as described herein.

1	DEFINITIONS

1.1 ADDITIONAL DEFINITIONS

The following terms are defined for purposes only of this Technology Listing Agreement:

1.1.1 “Documentation” means the documentation items described in Appendices A-6-A and A-6-B.

1.1.2 “HP-UX Operating System” means the HP-UX 10.x and 11.x multi-user operating system only for PA-RISC Processors, but excluding all third party owned software incorporated therein.

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1.1.3 “Pair-and-Spare PA-RISC-based Fault Tolerant Computer System” means a member of Lucent’s Computer System Family where PA-RISC Processors operate with available backup PA-RISC Processors.

1.1.4 “PA-RISC Processors” means the PA-7100, PA-8000, PA-8500, or PA-8600 HP PA-RISC Processors.

1.1.5 “Ported Operating System” means an operating system derived from the HP-UX Operating System and ported by Lucent for operation only on Lucent’s Pair-and-Spare PA-RISC based Fault Tolerant Computer System.

1.1.6 “X.25 Source Code and Documentation” means the items described in Appendix A-6-A, specifically excluding any X.25 protocol stack.

1.1.7 “X.25 Source Code Updates” means enhancements, modifications or revisions, if any, of X.25 software developed by HP for the HP-UX Operating System, which is productized and released to other licensed HP customers only for PA-RISC Processors; and such enhancements or modifications or revisions are further limited to those that HP chooses to make available to Lucent on a case by case basis, within HP’s sole discretion.

1.1.8 “X.25 Documentation Updates” means enhancements, modifications or revisions, if any, of X.25 documentation developed by HP for the HP-UX Operating System, which is productized and released to other licensed HP customers only for PA-RISC Processors; and such enhancements or modifications or revisions are further limited to those that HP chooses to make available to Lucent on a case by case basis, within HP’s sole discretion

1.1.9 “X.25 Test Tool” means the tool and documentation developed by HP for HP internal use, which are described in Appendix A-6-B.

2	OVERVIEW

HP has rights in the X.25 Source Code and Documentation for use in conjunction with computer systems based on the PA-RISC Processors. The X.25 Source Code and Documentation is an HP compilation that incorporates software owned by Shiva Europe Limited (SHIVA), which is licensed to HP. Subject to limitations and restrictions, this Technology Listing Agreement is a license as to HP owned portions of the X.25 Source Code and Documentation and is a sublicense as to any portions of the X.25 Source Code and Documentation owned by SHIVA. No purchase or sale is intended. Nothing in this Technology Listing Agreement in any way alters Lucent’s obligations to Spider Systems Limited (SPIDER) or to SPIDER’S successor in interest, SHIVA, under license agreement(s) Lucent has with SPIDER, SHIVA, or any other licenses which Lucent may have with any other third party.

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2.1 The following information is required by HP for verification of license rights, when appropriate:

Names of Lucent’s Source Code Administrators:

Dave Clough	Telephone: 408 559-5610

Blue Offutt	Telephone: 480-391-8569

CPU serial numbers where the X.25 Source Code and X.25 Source Code Updates licensed hereunder will be installed:

2.1.1 Lucent’s Computer System Serial#: (***), located at Lucent’s site at 2065 Hamilton AV. in San Jose, California with concurrent access thereto restricted to a maximum of fifty (50) authorized persons who are Lucent employees or Lucent contractors. Such authorized persons have access to the X.25 Source Code and X.25 Source Code Updates and access to Lucent’s Computer System Serial#: (***) only when they are located at Lucent’s site in San Jose, California.

2.1.2 Lucent’s Computer System Serial # (***) located at Lucent’s Sustaining Engineering site at Suite 120, 8901 E. Mountain View Ave., Scottsdale, Arizona with concurrent access thereto restricted to a maximum of fifty (50) authorized persons who are Lucent Customer Service employees or Lucent Customer Service contractors. Such authorized persons have access to the X.25 Source Code and X.25 Source Code Updates and access to Lucent’s Computer System Serial # (***) only when they are located at remote Lucent facilities.

3	AGREEMENT COORDINATORS

3.1 The parties designate the following persons as their Agreement Coordinators for this Technology Listing Agreement:

HP:	Mark Williams

Telephone:	(408) 447-7338

Fax No.:	(408) 447-4909

Lucent:	Dave Clough

Telephone:	(408) 559-5610

Fax No.:	(408) 377-6148

3.1.1 Each party shall advise the other party in writing of any successor or designee of the named Agreement Coordinator.

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3.2 Addresses.

3.2.1 Unless otherwise stated in this Technology Listing Agreement, notices intended for HP concerning this Agreement shall be addressed as follows:

Mark Williams

HEWLETT-PACKARD COMPANY

19111 Pruneridge Avenue, MS 44 MD

Cupertino, CA 95014 U.S.A.

3.2.2 Unless otherwise stated in this Agreement, notices intended for Lucent concerning this Agreement shall be addressed as follows:

Dave Clough

Lucent Technologies Inc.

2065 Hamilton Ave.

San Jose, Ca 95125

4	LICENSES

4.1 ACKNOWLEDGMENT

Lucent acknowledges that it shall not use the X.25 Source Code and Documentation or the X.25 Test Tool in any form or any portion of the X.25 Source Code and Documentation or X.25 Test Tool in any form except as permitted by licenses granted under this Technology Listing Agreement.

4.2 X.25 SOURCE CODE AND DOCUMENTATION

Subject to Lucent paying the License Fees of Paragraph 7.1, HP hereby grants and Lucent accepts a non-exclusive, non-transferable, license to read one copy of the X.25 Source Code and Documentation and X.25 Source Code Updates, if any, and X.25 Documentation Updates, if any, internally on the one Lucent owned computer system as listed in Paragraph 2.1.1, and to read an additional one copy of the X.25 Source Code and Documentation and X.25 Source Code Updates, if any, and X.25 Documentation Updates, if any, internally on the one Lucent owned computer system as listed in 2.1.2, each for maintenance purposes of the Ported Operating System, in accordance with all of the restrictions contained in Paragraphs 2 and 4.3, and elsewhere in this Technology Listing Agreement.

4.3 X.25 TEST TOOL

Subject to Lucent paying the License Fees of Paragraph 7.1, HP hereby grants and Lucent accepts a non-exclusive, non-transferable, license to use one copy of the X.25 Test Tool internally on the one Lucent owned computer system as listed in Paragraph 2.1.1 for maintenance purposes of the Ported Operating System, in accordance with all of the restrictions contained in Paragraphs 2 and 4.3, and elsewhere in this Technology Listing Agreement.

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4.4 RESTRICTIONS

4.4.1 Lucent acknowledges that it has no rights under this Technology Listing Agreement to sublicense or relicense the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or X.25 Test Tool to others.

4.4.2 Lucent acknowledges that it has no rights under this Technology Listing Agreement to modify, copy, prepare derivative works of or distribute in any form the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or X.25 Test Tool. Lucent shall not permit or enable any other party to use the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or X.25 Test Tool.

5	TITLE

No title to or ownership of the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates, or X.25 Test Tool or any of their parts is hereby transferred to Lucent. Lucent’s rights shall at all times be subject to the copyright and use restrictions contained in this Agreement, and notices of copyright restriction in the X.25 Source Code and Documentation and X.25 Source Code Updates and X.25 Documentation Updates and X.25 Test Tool.

6	DELIVERABLES

6.1 One copy of the X.25 Source Code and Documentation and one copy of the X.25 Test Tool.

6.2 One copy of each X.25 Source Code Update and one copy of each related X.25 Documentation Update, if any.

6.3 All deliverables from HP are distributed on magnetic tape and are deemed accepted by Lucent upon distribution to the following address:

Dave Clough

Lucent Technologies Inc.

2065 Hamilton Ave.

San Jose, Ca 95125

7	LUCENT’S RIGHTS AND OBLIGATIONS

7.1 LICENSE FEES

7.1.1 HP has delivered one copy of the X.25 Source Code and Documentation and one copy of the X.25 Test Tool referred to in Paragraph 6.1 of this Listing. There is (***) any (***) of (***) for the

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copy of the X.25 Source Code and Documentation and the copy of the X.25 Test Tool referred to in Paragraph 6.1 of this Listing.

7.1.2 For each copy of an X.25 Source Code Update and related X.25 Documentation Update referred to in Paragraph 6.2 of this Listing (each “Update”) which may be delivered to Lucent prior to November 1, 2001, there is (***) any (***) of (***).

7.1.3 For each copy of an Update which may be delivered to Lucent at Lucent’s request after November 1, 2001 and which is not rejected by Lucent, Lucent will pay to HP an “Update Fee” of (***) dollars ($(***)).

7.1.4 Lucent will issue a purchase order to HP for each Update referred to in paragraph 7.1.3. HP will make reasonable efforts to deliver the Update to Lucent within thirty (30) calendar days of receipt of the purchase order and HP will invoice Lucent for an Update Fee promptly. Lucent may reject each Update within twenty (20) calendar days of receipt by Lucent. If Lucent rejects an update, Lucent will notify HP and return the Update to HP promptly and no Update Fee will be due. If Lucent accepts or does not explicitly reject an Update within thirty (30) calendar days of receipt, payment of the Update Fee will be due from Lucent within thirty (30) calendar days of the receipt of that Update.

7.1.5 Lucent shall make all payments due under this Technology Listing by check payable to:

Hewlett-Packard Company.

Payment will be sent by mail to the address specified on the HP invoice.

7.1.6 Late Payments

For any payment received by HP later than the appropriate payment due date, Lucent shall pay HP a late fee of one and one-half percent (1.5%) of the amount paid late for each full calendar month beyond the payment due date.

7.2 SUPPORT

7.2.1 HP does not provide any installation, consultation or training services for the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or X.25 Test Tool.

7.3 COPYRIGHT NOTICES

Lucent agrees that the X.25 Source Code and Documentation and X.25 Source Code Updates and X.25 Documentation Updates and X.25 Test Tool shall not be copied except to replace a worn copy or for program error verification; nor may the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or X.25 Test Tool be copied onto any media (e.g. magnetic tape, paper tape, disk memory cartridges, Read Only Memory, etc. ) for any other purpose without HP’s prior authorization. Any media

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containing authorized copies of the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or X.25 Test Tool in any form (except work-in-progress backup copies) shall have prominently displayed thereon the following notice:

“(c) Copyright 19**-**** HEWLETT-PACKARD COMPANY. This media contains information which is proprietary to the Hewlett-Packard Company.”

**The actual date(s) given in each notice shall be the date(s) found on the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or X.25 Test Tool supplied by HP. In all printed matter, the “(c)” shall be a “c” in a real circle (“©”).

8	CONFIDENTIALITY OBLIGATIONS

8.1 All of the terms of Paragraph 3 (Confidentiality Obligations) of the Agreement for Strategic Cooperation between Lucent and HP effective as of June 24, 1999 are incorporated herein by reference.

8.2 Lucent acknowledges that the X.25 Source Code and Documentation and X.25 Source Code Updates and X.25 Documentation Updates and X.25 Test Tool and any other materials supplied under this Technology Listing Agreement are an HP Protected Software Product.

8.3 Lucent shall hold all of the Protected Software Product supplied by HP under this Technology Listing Agreement in confidence in accordance with the terms of Paragraph 3 (Confidentiality Obligations) of the Agreement for Strategic Cooperation between Lucent and HP. Notwithstanding any statement in the Agreement for Strategic Cooperation, the confidentiality provisions pertaining to any of the Protected Software Product shall continue indefinitely.

8.4 Lucent will not use the HP Protected Software Product for any purpose other than for the purposes expressly stated in this Agreement and will not reproduce the Protected Software Product except as necessary to carry out the purposes of this Agreement.

8.5 Lucent’s confidentiality obligations of this Paragraph shall survive any termination or expiration of this Technology Listing Agreement.

9	DISCLAIMERS OF WARRANTIES

HP makes no express or implied warranty of any kind with regard to the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or X.25 Test Tool in any form furnished hereunder,

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except for the media used, which will be replaced if defective within thirty (30) days of receipt. HP does not warrant the accuracy or completeness of the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or the X.25 Test Tool.

HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE X.25 SOURCE CODE AND DOCUMENTATION AND X.25 SOURCE CODE UPDATES AND X.25 DOCUMENTATION UPDATES AND X.25 TEST TOOL ARE PROVIDED “AS IS”.

10	LIMITATION OF LIABILITY

10.1 Lucent agrees that HP shall not be responsible for any loss or damage to Lucent, Lucent’s Customers, or any third parties caused by failure of the X.25 Source Code and Documentation or X.25 Source Code Updates or X.25 Documentation Updates or X.25 Test Tool furnished hereunder to function.

10.2 HP SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

11	TERM

11.1 The term of this Technology Listing Agreement shall expire six (6) years from the Effective Date of this Technology Listing Agreement.

11.2 Lucent’s obligations under Paragraphs 4.4, 5, 7, 8, and 11 shall survive any termination or expiration of this Technology Listing Agreement.

11.3 So long as Lucent continues to fulfill its surviving obligations Lucent’s licenses under Paragraph 4 shall survive expiration as in Paragraph 11.1 only for a period time within ten (10) years after HP’s most recent delivery.

11.4 NO REFUND

Termination of this Technology Listing Agreement shall not obligate HP to refund any amount paid to HP.

11.5 Except for as specifically provided in Paragraph 11.3, upon expiration as in Paragraph 11.1 or termination of this Technology Listing Agreement, Lucent shall promptly return or destroy all materials (including tapes and printed matter) furnished by HP hereunder. No refunds will be granted for returned materials. Furthermore, except as provided under Paragraph 11.3, Lucent shall destroy all copies of materials made by Lucent, including programs stored in computer memory and all derivative works in Lucent’s possession including but not limited to the X.25 Source Code and Documentation and X.25 Source Code Updates and X.25 Documentation Updates and X.25 Test Tool.

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11.6 TERMINATION FOR CAUSE BY HP

HP may at any time, upon its election and in addition to any other available remedies, terminate this Technology Listing Agreement for cause upon Lucent’s substantial breach of a material term of this Technology Listing Agreement. HP shall first give Lucent written notice of the alleged breach and a period of not less than two (2) months in which to cure the alleged breach.

11.7 This Technology Listing Agreement may be terminated without cause during the term of this Technology Listing Agreement upon the mutual agreement of the parties.

12	ENTIRE AGREEMENT

Except as otherwise provided herein, this Technology Listing Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merge all prior discussions between them related thereto. No conditions, definitions, warranties, understandings, or representations with respect to such subject matter other than as expressly provided herein will bind the parties.

IN WITNESS WHEREOF, each party has executed this Technology Listing Agreement by signature of a duly authorized representative.

LUCENT TECHNOLOGIES INC.		HEWLETT-PACKARD COMPANY

By:	/s/ Ronald J. Delange	By:	/s/ Byron T. Ryono

Name:	RONALD J. DELANGE	Name:	Byron T. Ryono

Title:	VP & GM, OPENET SOLUTIONS	Title:	Director, Strategic Alliances

Date:	1/9/02	Date:	3/20/02

9

Appendix A-6-A

X.25 Source Code components:

•	physical driver for EISA,

•	cross-bus driver,

•	interfaces with TCP/IP, OSI, SNA and Berkeley Sockets,

•	startup/shutdown commands,

•	installation and administration tools.

Object code (Binary) Documentation:

HP development documentation:

Internal Design & Maintenance Specifications External Reference Document

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Appendix A-6-B

X.25 regression test tool in object code form

Documentation:

Test Plan

Test Report

11

Appendix A-7

Technology Listing A-7

for

Read Only License for SNA Driver Source Code and Documentation

This Technology Listing Agreement, effective as of June 24, 1999 (“Effective Date”) is entered into between Lucent Technologies Inc. (“Lucent”), a Delaware corporation, having a place of business at 600 Mountain Avenue, Murray Hill, New Jersey 07974 and Hewlett-Packard Company (“HP”), a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California, 94304. Unless otherwise stated herein, this Technology Listing Agreement incorporates by reference each of the terms of the Technology Framework Agreement effective as of June 24, 1999 by Lucent and HP.

BACKGROUND

The parties have entered into a Technology Framework Agreement (“Technology Framework”) relating to the process for entering into various cooperative technology arrangements.

The parties entered into Software Purchase Agreement Number AW090 to provide Lucent with limited rights to redistribute HP’s SNAplus2 product in object code form.

Lucent desires to examine SNA Driver Source Code and Documentation for maintenance of the SNAplus2 product in conjunction with Lucent’s Ported Operating System on Lucent’s Pair-and-Spare Fault Tolerant Computer System based on the PA-RISC chip architecture.

HP is willing to provide Lucent with read only access to SNA Driver Source Code and Documentation under the following terms and conditions as described herein.

1	DEFINITIONS

1.1 ADDITIONAL DEFINITIONS

The following terms are defined for purposes only of this Technology Listing Agreement:

1.1.1 “Documentation” means the documentation items described in Appendices A-7-A.

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1.1.2 “HP-UX Operating System” means the HP-UX 10.x and 11.x multi-user operating system only for PA-RISC Processors, but excluding all third party owned software incorporated therein.

1.1.3 “Pair-and-Spare PA-RISC based Fault Tolerant Computer System” means a member of Lucent’s Computer System Family where PA-RISC Processors operate with available backup PA-RISC Processors.

1.1.4 “PA-RISC Processors” means the PA-7100, PA-8000, PA-8500, or PA-8600 HP PA-RISC Processors.

1.1.5 “Ported Operating System” means an operating system derived from the HP-UX Operating System and ported by Lucent for operation only on Lucent’s Pair-and-Spare PA-RISC based Fault Tolerant Computer System.

1.1.6 “SNA Driver Source Code and Documentation” means HP owned SNA driver software in source code form and documentation, as well as an installation tool in object code form. Any software or documentation owned by DCL is explicitly excluded. Particular driver software files and documentation are described in Appendix A-7 -A.

1.1.7 “SNA Driver Source Code Updates” means enhancements, modifications or revisions, if any, of SNA Driver software developed by HP for the HP-UX Operating System, which is productized and released to other licensed HP customers only for PA-RISC Processors; and such enhancements or modifications or revisions are further limited to those that HP chooses to make available to Lucent on a case by case basis, within HP’s sole discretion.

1.1.8 “SNA Driver Documentation Updates” means enhancements, modifications or revisions, if any, of SNA Driver documentation developed by HP for the HP-UX Operating System, which is productized and released to other licensed HP customers only for PA-RISC Processors; and such enhancements or modifications or revisions are further limited to those that HP chooses to make available to Lucent on a case by case basis, within HP’s sole discretion.

2	OVERVIEW

HP has rights in the SNA Driver Source Code and Documentation for use in conjunction with computer systems based on the PA-RISC Processors. The SNAplus2 product is an HP compilation that incorporates HP owned SNA driver software as well as SNA software which is licensed to HP but is owned by Data Connection Limited of Middlesex, England (“DCL”). Subject to limitations and restrictions, this Technology Listing Agreement is a license as to HP owned portions of the SNA Driver Source Code and Documentation, but is not is a license to any software or documentation owned by DCL. Furthermore no purchase or sale of any documentation or software is intended. Nothing in this Technology Listing Agreement in any way alters Lucent’s obligations to DCL under license agreement(s) Lucent has with DCL or any other licenses which Lucent may have with any other third party.

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2.1 The following information is required by HP for verification of license rights, when appropriate:

Name of Lucent’s Source Code Administrator:

Blue Offutt              Telephone: 480-391-8569

2.1.1 CPU serial number where the SNA Driver Source Code and Documentation, SNA Driver Source Code Updates, and SNA Driver Documentation Updates licensed hereunder will be installed:

Lucent’s Computer System Serial # (***) located at Lucent’s Sustaining Engineering site at Suite 120, 8901 E. Mountain View Ave., Scottsdale, Arizona with concurrent access thereto restricted to a maximum of fifty (50) authorized persons who are Lucent Customer Service employees or Lucent Customer Service contractors. Such authorized persons have access to the SNA Driver Source Code and SNA Driver Source Code Updates and access to Lucent’s Computer System Serial # (***) only when they are located at remote Lucent facilities.

3	AGREEMENT COORDINATORS

3.1 The parties designate the following persons as their Agreement Coordinators for this Technology Listing Agreement:

HP:	Mark Williams
Telephone: (408) 447-7338
Fax No.: (408) 447-4909

Lucent:	Blue Offutt
Telephone: (480) 391-8569
Fax No.: (480) 391-8524

3.1.1 Each party shall advise the other party in writing of any successor or designee of the named Agreement Coordinator.

3.2 Addresses.

3.2.1 Unless otherwise stated in this Technology Listing Agreement, notices intended for HP concerning this Agreement shall be addressed as follows:

Mark Williams

HEWLETT-PACKARD COMPANY

19111 Pruneridge Avenue, MS 44 MD

Cupertino, CA 95014 U.S.A.

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3.2.2 Unless otherwise stated in this Agreement, notices intended for Lucent concerning this Agreement shall be addressed as follows:

Blue Offutt

Lucent Technologies Inc.

8901 E. Mountain View Ave., Suite 120,

Scottsdale, AZ 85258 USA

4	LICENSES

4.1 ACKNOWLEDGMENT

Lucent acknowledges that it shall not use the SNA Driver Source Code and Documentation in any form or any portion of the SNA Driver Source Code and Documentation in any form except as permitted by licenses granted under this Technology Listing Agreement.

4.2 SNA DRIVER SOURCE CODE AND DOCUMENTATION

Subject to Lucent paying the License Fees of Paragraph 7.1, HP hereby grants and Lucent accepts a non-exclusive, non-transferable, license to read one copy of the SNA Driver Source Code and Documentation and one copy of each SNA Driver Source Code Update, if any, and one copy of each SNA Driver Documentation Update, if any, internally on the one Lucent owned computer system as listed in Paragraph 2.1.1, for maintenance purposes of HP’s SNAplus2 product, in accordance with all of the restrictions contained in Paragraphs 2 and 4.3, and elsewhere in this Technology Listing Agreement.

4.3 RESTRICTIONS

4.3.1 Lucent acknowledges that it has no rights under this Technology Listing Agreement to sublicense or relicense the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates to others.

4.3.2 Lucent acknowledges that it has no rights under this Technology Listing Agreement to modify, copy, prepare derivative works of or distribute in any form the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates. Lucent shall not permit or enable any other party to use the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates.

5	TITLE

No title to or ownership of the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates, or any of their parts is hereby transferred to Lucent. Lucent’s rights shall at all times be subject to the copyright and use restrictions

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contained in this Agreement, and notices of copyright restriction in the SNA Driver Source Code and Documentation and SNA Driver Source Code Updates and SNA Driver Documentation Updates.

6	DELIVERABLES

6.1 One copy of the SNA Driver Source Code and Documentation.

6.2 One copy of each of the SNA Driver Source Code Updates and its related SNA Driver Documentation Update, if any.

6.3 All deliverables from HP are distributed on magnetic tape and are deemed accepted by Lucent upon distribution to the following address:

Blue Offutt

Lucent Technologies Inc.

8901 E. Mountain View Ave., Suite 120,

Scottsdale, AZ 85258

USA

6.4 Support

HP does not provide any support, consultation, installation or training services for the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates.

7	LUCENT’S RIGHTS AND OBLIGATIONS

7.1 LICENSE FEES

7.1.1 HP has delivered one copy of the SNA Driver Source Code and Documentation referred to in paragraph 6.1 of this Listing. There is (***) any (***) of (***) for the copy of the SNA Driver Source Code and Documentation referred to in Paragraph 6.1 of this Listing.

7.1.2 For each copy of an SNA Driver Source Code Update and related SNA Driver Documentation Update referred to in paragraph 6.2 of this Listing (each “Update”) which may be delivered to Lucent prior to November 1, 2001, there is (***) any (***) of (***).

7.1.3 For each copy of an Update which may be delivered to Lucent at Lucent’s request after November 1, 2001 and which is not rejected by Lucent, Lucent will pay to HP an “Update Fee” of (***) dollars ($(***)).

7.1.4 Lucent will issue a purchase order to HP for each Update referred to in paragraph 7.1.3. HP will make reasonable efforts to deliver the Update to Lucent within thirty (30) calendar days of receipt of the purchase order and HP will invoice Lucent for an Update Fee promptly. Lucent may reject each Update within twenty (20) calendar days of receipt by Lucent. If Lucent rejects an

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update, Lucent will notify HP and return the Update to HP promptly and no Update Fee will be due. If Lucent accepts or does not explicitly reject an Update within twenty (20)) calendar days of receipt, payment of the Update Fee will be due from Lucent within thirty (30)) calendar days of the receipt of that Update.

7.1.5 Lucent shall make all payments due under this Technology Listing by check payable to:

Hewlett-Packard Company.

Payment will be sent by mail to the address specified on the HP invoice.

7.1.6 Late Payments

For any payment received by HP later than the appropriate payment due date, Lucent shall pay HP a late fee of one and one-half percent (1.5%) of the amount paid late for each full calendar month beyond the payment due date.

7.2 COPYRIGHT NOTICES

Lucent agrees that the SNA Driver Source Code and Documentation and SNA Driver Source Code Updates and SNA Driver Documentation Updates shall not be copied except to replace a worn copy or for program error verification; nor may the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates be copied onto any media (e.g. magnetic tape, paper tape, disk memory cartridges, Read Only Memory, etc. ) for any other purpose without HP’s prior authorization. Any media containing authorized copies of the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates in any form (except work-in-progress backup copies) shall have prominently displayed thereon the following notice:

“(c) Copyright 19**-**** HEWLETT-PACKARD COMPANY. This media contains information which is proprietary to the Hewlett-Packard Company.”

**The actual date(s) given in each notice shall be the date(s) found on the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates supplied by HP. In all printed matter, the “(c)” shall be a “c” in a real circle (“©”).

8	CONFIDENTIALITY OBLIGATIONS

8.1 All of the terms of Paragraph 3 (Confidentiality Obligations) of the Agreement for Strategic Cooperation between Lucent and HP effective as of June 24, 1999 are incorporated herein by reference.

8.2 Lucent acknowledges that the SNA Driver Source Code and Documentation and SNA Driver Source Code Updates and SNA Driver Documentation Updates and any other materials supplied under this Technology Listing Agreement are an HP Protected Software Product.

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8.3 Lucent shall hold all of the Protected Software Product supplied by HP under this Technology Listing Agreement in confidence in accordance with the terms of Paragraph 3 (Confidentiality Obligations) of the Agreement for Strategic Cooperation between Lucent and HP. Notwithstanding any statement in the Agreement for Strategic Cooperation, the confidentiality provisions pertaining to any of the Protected Software Product shall continue indefinitely.

8.4 Lucent will not use the HP Protected Software Product for any purpose other than for the purposes expressly stated in this Agreement and will not reproduce the Protected Software Product except as necessary to carry out the purposes of this Agreement.

8.5 Lucent’s confidentiality obligations of this Paragraph shall survive, any termination or expiration of this Technology Listing Agreement.

9	DISCLAIMERS OF WARRANTIES

HP makes no express or implied warranty of any kind with regard to the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates in any form furnished hereunder, except for the media used, which will be replaced if defective within thirty (30) days of receipt. HP does not warrant the accuracy or completeness of the SNA Driver Source Code and Documentation or SNA Driver Source Code Updates or SNA Driver Documentation Updates.

HP SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE SNA Driver SOURCE CODE AND DOCUMENTATION AND SNA Driver SOURCE CODE UPDATES AND SNA Driver DOCUMENTATION UPDATES ARE PROVIDED “AS IS”.

10	LIMITATION OF LIABILITY

10.1 Lucent agrees that HP shall not be responsible for any loss or damage to Lucent, Lucent’s Customers, or any third parties caused by failure of the SNA Driver Source Code and Documentation or SNAT Driver Source Code Updates or SNA Driver Documentation Updates furnished hereunder to function.

10.2 HP SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY.

11	TERM

11.1 The term of this Technology Listing Agreement shall expire six (6) years from the Effective Date of this Technology Listing Agreement.

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11.2 Lucent’s obligations under Paragraphs 4. 3, 5, 7, 8, 9, 10 and 11 shall survive any termination or expiration of this Technology Listing Agreement.

11.3 So long as Lucent continues to fulfill its surviving obligations, Lucent’s licenses under Paragraph 4 shall survive expiration as in Paragraph 11.1 only for a period time within ten (10) years after HP’s most recent delivery.

11.4 NO REFUND

Termination of this Technology Listing Agreement shall not obligate HP to refund any amount paid to HP.

11.5 Except for as specifically provided in Paragraph 11.3, upon expiration as in Paragraph 11.1 or termination of this Technology Listing Agreement, Lucent shall promptly return or destroy all materials (including tapes and printed matter) furnished by HP hereunder. No refunds will be granted for returned materials. Furthermore, except as provided under Paragraph 11.3, Lucent shall destroy all copies of materials made by Lucent, including programs stored in computer memory and all derivative works in Lucent’s possession including but not limited to the SNA Driver Source Code and Documentation and SNA Driver Source Code Updates and SNA Driver Documentation Updates.

11.6 TERMINATION FOR CAUSE BY HP

HP may at any time, upon its election and in addition to any other available remedies, terminate this Technology Listing Agreement for cause upon Lucent’s substantial breach of a material term of this Technology Listing Agreement. HP shall first give Lucent written notice of the alleged breach and a period of not less than two (2) months in which to cure the alleged breach.

11.7 This Technology Listing Agreement may be terminated without cause during the term of this Technology Listing Agreement upon the mutual agreement of the parties.

12	ENTIRE AGREEMENT

Except as otherwise provided herein, this Technology Listing Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merge all prior discussions between them related thereto. No conditions, definitions, warranties, understandings, or representations with respect to such subject matter other than as expressly provided herein will bind the parties.

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IN WITNESS WHEREOF, each party has executed this Technology Listing Agreement by signature of a duly authorized representative.

LUCENT TECHNOLOGIES INC.		HEWLETT-PACKARD COMPANY

By:	/s/ Ronald J Delance	By:	/s/ Byron T. Ryono

Name:	RONALD J. DELANGE	Name:	Byron T. Ryono

Title:	VP & GM, OPENET SOLUTIONS	Title:	Director, Strategic Alliances

Date:	1/9/02	Date:	3/20/02

9

Appendix A-7-A

For NIO Bus Driver:

(***)

For EISA Bus Driver:

(***)

10

(***)

For download:

(***)

Drivers documentation:

(***)

For SAM-SNA source files:

(***)

11

(***)

12

For SAM-SNA source files:

(***)

13

(***)

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